Book 1431 of Photos, Page 228


                 ASSIGNMENT OF MINING LEASES AND
                        RELATED AGREEMENTS


     THIS AGREEMENT, made and entered into this 20th day of May, 1997, but effective as of the 27th day of May, 1997 ("the Effective Date"), by and between Kerr-McGee Coal Corporation, a Delaware corporation ("Assignor"), and Wyodak Resources Development Corp., a Delaware corporation ("Assignee").

                           WITNESSETH:

     Assignor for good and valuable considerations, the receipt and sufficiency of which is acknowledged, does hereby bargain, sell, transfer, assign, and convey to Assignee, as of the Effective Date hereof, all its right, title and interest in and to those mining leases and related agreements, covering the lands in Campbell County, State of Wyoming, described in Exhibit A hereto attached and made a part hereof.

     PROVIDED, HOWEVER, that except as otherwise provided in Paragraph 15 of the Agreement between Kerr-McGee Coal Corporation and Wyodak Resources Development Corp. dated September 20, 1996, each lease hereby assigned is assigned subject to such outstanding burdens and obligations as are specified with respect to that lease in Exhibit A.

     Assignor excepts and reserves in its favor overriding royalties on all coal produced from the lands covered by the said leases at rates determined in accordance with the following provisions:

     (1) For coal used to fuel Existing Plants, as defined below, the royalty shall be $0.10 per ton.

     (2) For coal delivered for purposes other than to fuel Existing Plants during the ten-year period commencing with the effective date of this Assignment, the royalty shall be $0.10 per ton.

     (3) For coal delivered after the said ten-year period for purposes other than to fuel Existing Plants, the royalty shall be 2% of the selling price per ton. Said overriding royalty is to be based on a percentage of selling price calculated using the same methodology as is used to calculate federal royalties, except that the overriding royalty to be paid hereunder shall not be included in the selling price for such calculation.

For purposes of the foregoing royalty provisions, the term "Existing Plants" shall be understood as referring to the following coal-fired power plants:

   Assignment Approved Effective                   s/s_________________
5/27/97

           June 1, 1997

           State Director                    Date

       The Wyodak Plant, 362 megawatt nameplate (now owned 80 percent by PacifiCorp and 20 percent by Black Hills Corporation and situated in Campbell County, Wyoming).

       Neil Simpson Unit #1 (21.76 megawatt nameplate now owned by Black Hills Corporation and situated in Campbell County, Wyoming).

       Ben French Plant (25 megawatt nameplate now owned by Black Hills Corporation and situated in Pennington County, South Dakota).

       Osage Station-three plants (34.5 megawatts nameplate total now owned by Black Hills Corporation and situated in Weston County, Wyoming).

       Kirk Plant (18.75 megawatt nameplate now owned by Black Hills Corporation and situated in Lawrence County, South Dakota).

If any royalty to be calculated hereunder should exceed the maximum overriding royalty allowed by state or federal law applicable thereto, the royalty shall be reduced to the maximum allowed by law. Assignee and any subsequent holder of the lease shall afford Assignor (or Assignor's successors or assigns) reasonable audit rights for the purpose of confirming that all overriding royalties due hereunder are correctly paid.

     By execution of this instrument, and except as otherwise provided in Paragraph 15 of the Agreement between Kerr-McGee Coal Corporation and Wyodak Resources Development Corp. dated September 20, 1996, Assignee hereby assumes and agrees to bear any obligations of the lessee under the said mining leases described in Exhibit A outstanding on or accruing after the Effective Date hereof, as well as any obligations of Assignor under the related agreements described in Exhibit A outstanding on or accruing after said Effective Date.

     Assignor grants to Assignee, with full right of substitution in the place of Assignor, all rights of Assignor under or with respect to all prior warranties pertaining to the leases assigned hereunder.

     IN WITNESS WHEREOF, we have hereunto set our hands and seals the day and year first above written.

      ATTEST:                     KERR-McGEE COAL CORPORATION


   s/s_____________________       By_____s/s William D.Hake__________
      Assistant Secretary                Senior Vice President

 ATTEST:                          WYODAK RESOURCES
                                  DEVELOPMENT CORP.

 ________________________         By_____s/s Dale E.Clement_________
      Assistant Secretary                Senior Vice President

   STATE OF OKLAHOMA)
                    )SS.
  COUNTY OF OKLAHOMA)

     The foregoing instrument was acknowledged before me by William D. Hake, Sr. Vice President of Kerr-McGee Coal Corporation, this 20th day of May, 1997.

     Witness my hand and official seal.



     s/s R. E. Anderson
      Notary Public

My Commission Expires:

10-9-99


  STATE OF WYOMING)
                  )SS.
 COUNTY OF LARAMIE)

     The foregoing instrument was acknowledged before me by Dale E. Clement, Senior Vice President of Wyodak Resource Development Corp., this 27th day of May, 1997.

     Witness my hand and official seal.



     s/s Markie J. Stoker
      Notary Public

My Commission Expires:

11-13-2000

                                    Book 1431 of Photos, Page 231

                                  DEPARTMENT OF THE INTERIOR

                                   97 MAY 27  PM 2:23

                                   RECEIVED
                                   CHEYENNE, WYOMING

                                   EXHIBIT A


                            DESCRIPTION OF RELATED AGREEMENT
                                   TO BE ASSIGNED

     Kerr-McGee Coal Corporation's interest in and to that certain Easement and Encroachment Agreement by and between Carter Oil Company and Kerr-McGee Coal Corporation dated June 21, 1978, as amended ("Easement and
Encroachment Agreement"), which Easement and Encroachment Agreement is referred to in that certain Assignment of Easement and Encroachment recorded in Book 1420 of Photos, Page 170-173 in the Office of the Campbell County Clerk.





717449                                     Book 1420 of Photos, Page 170

             ASSIGNMENT OF EASEMENT AND ENCROACHMENT
                         (Kerr-McGee)

     Fort Union Ltd., an Alabama limited partnership whose address is 530
Beacon Parkway West, 7th Floor, Birmingham, Alabama 35209, ("Assignor"), by and through its general partner, Marigold Land Company does hereby assign to Wyoming Coal Resources Company, a Delaware corporation whose address is Caller Box 3009, Gillette, Wyoming 82717-3009 ("Assignee") and to its successors and assigns, forever, all of Assignor's right, title and interest in the Easement and Encroachment Agreement by and between Carter Oil Company and Kerr-McGee
Coal Corporation, dated June 21, 1978, as amended. The Easement and Encroachment Agreement herein assigned covers and affects or at some time in the past covered and affected the following real property located in Campbell County, Wyoming:

     Carter/Fort Union Lands:

     Township 50 North, Range 72 West, 6th P.M.
      Section 1:E1/2E1/2
      Section 12:NE1/4NE1/4

     Township 50 North, Range 71 West, 6th P.M.
      Section 7:N1/2N1/2, SE1/4NE1/4, E1/2S1/4
      Section 18:E1/2E1/2
      Section 19:E1/2E1/2

     and an easement for a haul road along the north Section line of Section 7, Township 50 North, Range 71 West.

     Kerr-McGee Lands:

     Township 50 North, Range 71 West, 6th P.M.
      Section 6:W1/2W1/2, SE1/4W1/4,S1/2SE1/4
      Section 5:SW1/4SW1/4
      Section 8:W1/2W1/2
      Section 17:W1/2W1/2
      Section 20:W1/2W1/2

     and an easement for a haul road within Sections 5 and 6, Township 50 North, Range 71 West.

     Assignee accepts the foregoing assignment and does hereby assume any and all rights and obligations of Assignor under the agreement herein assigned which relate to the period from and after the effective date hereof.

     This Assignment may be executed in counterpart with the same effect as though all parties had executed a single instrument.

                                     Book 1420 of Photos, Page 171

     IN WITNESS WHEREOF, said Assignor and Assignee have executed this assignment effective as of the 7th day of March, 1997.

                                               FORT UNION, LTD.,
                                               By Its General Partner,

     ATTEST:
                                               MARIGOLD LAND COMPANY


    s/s Curtis W. Jones                        By: s/s William B. Long
   Curtis W. Jones, Ass't. Secretary
                                               William B. Long, President


     ATTEST:
                                               WYOMING COAL RESOURCES COMPANY


  __________________________
                                               By:_________________________
    S. S. Crompton, Secretary                     G. H. Boyce, President and
                                                  Chief Executive Officer

    STATE OF ALABAMA)
                    )
 COUNTY OF JEFFERSON)

     The foregoing instrument was acknowledged before me this 6th day of March, 1997, by William B. Long in his capacity as president of Marigold Land Company, an Alabama corporation, as general partner of Fort Union, Ltd., an Alabama limited partnership, on behalf of said limited partnership.


                                                    s/s Pamela Lucas
                                                        Notary Public

 My commission expires:4/4/99


                                        Book 1420 of Photos, Page 171

     IN WITNESS WHEREOF, said Assignor and Assignee have executed this assignment effective as of the 7th day of March, 1997.

                                         FORT UNION, LTD.,
                                          By Its General Partner,
     ATTEST:                                 MARIGOLD LAND COMPANY

  __________________________              By: _______________________
   Curtis W. Jones, Ass't. Secretary          William B. Long


     ATTEST:                             WYOMING COAL RESOURCES COMPANY


    s/s Crompton                         By:__s/s G. H. Boyce___
    S. S. Crompton, Secretary               G. H. Boyce, President and
                                            Chief Executive Officer

      STATE OF ALABAMA)
                      )
   COUNTY OF JEFFERSON)

     The foregoing instrument was acknowledged before me this ____ day of March, 1997, by William B. Long in his capacity as president of Marigold Land Company, an Alabama corporation, as general partner of Fort Union, Ltd., an Alabama limited partnership, on behalf of said limited partnership.

     ______________________________
     Notary Public

My commission expires: ________________


                                     Book 1420 of Photos, Page 173

       STATE OF UTAH)
                    ) SS
 COUNTY OF SALT LAKE)

     The foregoing instrument was acknowledged before me this 5th day of March, 1997, by G.H. Boyce in his capacity as the President and Chief Executive Officer of Wyoming Coal Resources Company.


                                     s/s Shannon S. Crompton
                                         Notary Public

My commission expires:  1 Oct 98



STATE OF WYOMING

  Campbell County

Filed for record this 18th day of March, A.D., 1997 at 9:12 o'clock A.M. and
recorded in Book 1420 of Photos on page 170-173 Fees   $12.00  717449


                                       RECORDED
                                       ABSTRACTED    By
      s/s Susan Saunders               INDEXED
    County Clerk and Ex-Officio        CHECKED       Deputy s/s Diane Hackett
    Register of Deeds









WY 3-100-6                                           Serial Number
(April 1985)               UNITED STATES             WYW0313668
                     DEPARTMENT OF THE INTERIOR      Date Lease Issued
                      BUREAU OF LAND MANAGEMENT      Effective
                                                     October 1, 1965
                      COAL LEASE READJUSTMENT


 PART I:LEASE RIGHTS GRANTED

This lease, entered into by and between the United States of American, hereinafter called the lessor, through the Bureau of Land Management, and [Name and Address]

     Kerr-McGee Coal Corporation
     P. O. Box 25861
     Oklahoma City, Oklahoma 73125

hereinafter called the lessee, is readjusted, effective [Date] October 1, 1995 for a period of 10 years and for so long thereafter as coal is produced in commercial quantities from the leased lands, subject to readjustment of lease terms at the end of each 10-year period.

Sec. 1. This lease readjustment is subject to the terms and provisions of the:

  x     Mineral Lands Leasing Act of 1920.  Act of February 25, 1920, as
amended, 41 Stat. 437, 30 U.S.C.  181-287, hereinafter referred to as the Act;

        Mineral Leasing Act for Acquired Lands, Act of August 7, 1947, 61 Stat. 913, 30 U.S.C. 351-359;

and to the regulations and formal orders of the Secretary of the Interior which are now or hereafter in force, when not inconsistent with the express and specific provisions herein.

Sec. 2. Lessor, in consideration of any rents and royalties to be paid, and the conditions and covenants to be observed as herein set forth, hereby grants to lessee the exclusive right and privilege to drill for, mine, extract, remove or otherwise process and dispose of the coal deposits in, upon, or under the following described lands:

     T. 50 N., R. 71 W., 6th P.M., Campbell County, Wyoming
      Sec.   8:All;
      Sec.   9:W2;
      Sec. 17:All;
      Sec. 20:NE, N2NW, SWNW.

containing    1880.00    acres, more or less, together with the right to
construct such works, buildings, plants, structures, equipment, and appliances and the right to use such on-lease rights-of-ways which may be necessary and convenient to the exercise of the rights and privileges granted, subject to the conditions herein provided.

     PART II.TERMS AND CONDITIONS

Sec. 1.(a) RENTAL RATE - Lessee shall pay lessor rental annually and in advance for each acres or fraction thereof during the continuance of the lease at the rate of 53.00 for each lease year.

(b) RENTAL CREDITS - Rental shall not be credited against either production or advance royalties for any year.

Sec. 2.(a) PRODUCTION ROYALTIES - The royalty shall be 12<< percent of the value of the coal produced by strip or auger methods and 8 percent of the value of the coal produced by underground mining methods. The value of the coal shall be determined as set forth in 43 CFR 3480. Royalties are due to lessor the final day of the month succeeding the calendar month in which the royalty obligation accrues.

(b) ADVANCE ROYALTIES. Upon request by the lessee, the authorized officer may accept for a total of not more than 10 years, the payment of advance royalties in lien of continued operation, consistent with the regulations. The advance royalty shall be based on a percent of the value of a minimum number of tons determined in the manner established by the advance royalty regulations in effect at the time the lessee requests approval to pay advance royalties in lieu of continued operation.

Sec. 3.  BONDS - Lessee shall maintain in the proper office a lease bond
in the amount of $ 6,000.00   .  The authorized officer may require an
increase in this amount when additional coverage is determined appropriate.

Sec. 4. DILIGENCE - This lease is subject to the conditions of diligent development and continued operation, except than these conditions are excused when operations under the lease are interrupted by strikes, the elements, or casualties not attributable to the lessee. The lessor, in the public interest, may suspend the condition of continued operation upon payment of advance royalties in accordance with the regulations in existence at the time of the suspension. Lessee's failure to produce coal in commercial quantities at the end of 10 years shall terminate the lease. If not submitted already, lessee shall submit an operation upon payment of advance royalties in accordance with the regulations in existence at the time of the suspension. Lessee's failure to produce coal in commercial quantities at the end of 10 years shall terminate the lease.
If not submitted already, lessee shall submit an operation and reclamation plan pursuant to Section 7 of the Act no later than 3 years after the effective date of this lease readjustment.

The lessor reserve the power to assent to or order the suspension of the terms and conditions of this lease in accordance with inter alia. Section 39 of the Mineral Leasing Act, 30 U.S.C. 209.

Sec. 5. LOGICAL MINING UNIT (LMU) - Either upon approval by the lessor of the lessee's application or at the direction of the lessor, this lease shall become an LMU or part of an LMU, subject to the provisions set forth in the regulations.

The stipulations established in an LMU approval in effect at the time of LMU approval will supersede the relevant inconsistent terms of this lease so long as the lease remains committed to the LMU. If the LMT of which this lease is a part is dissolved, the lease shall then be subject to the lease terms which would have been applied if the lease had not been included in an LMU.

Sec. 6. DOCUMENTS, EVIDENCE AND INSPECTION - At such times and in such form as lessor may prescribed, lessee shall furnish detailed statements showing the amounts and quality of all products removed and sold from the lease, the proceeds therefrom, and the amount used for production purposes or unavoidably lost.

Lessee shall keep open at all reasonable times for the inspection of any duly authorized offices of lessor, the leased premises and all surface and underground improvements, works, machinery, ore stockpiles, equipment and all books, accounts, maps and records relative to operations, surveys, or investigations on or under the leased lands.

Lessee shall allow lessor access to and copying of documents reasonably necessary to verify lessee compliance with terms and conditions of the lease.

While this lease remains in effect, information obtained under this section shall be closed to inspection by the public in accordance with the Freedom of Information Act (5 U.S.C. 552).

Sec. 7. DAMAGES TO PROPERTY AND CONDUCT OF OPERATIONS - Lessee shall comply at its own expense with all reasonable orders of the Secretary, respecting diligent operations, prevention of waste, and protection of other resources.

Lessee shall not conduct exploration operations, other than casual use, without an approved exploration plan. All exploration plans prior to the commencement of mining operations within an approved mining permit area shall be submitted to the authorized officer.

Lessee shall carry on all operations in accordance with approved methods and practices as provided in the operating regulations, having due regard for the prevention of injury to life, health, or property, and prevention of waste, damage, or degradation to any land, air, water, cultural, biological, visual, and other resources, including mineral deposits and formations of mineral deposits not leased hereunder, and to other land uses or users. Lessee shall take measures deemed necessary by lessor to accomplish the intent of this lease term. Such measures may include, but are not limited to, modification to proposed siting or design of facilities, timing of operations, and specification of interim and final reclamation procedures. Lessor reserves to itself the right to lease, sell or otherwise dispose of the surface of other mineral deposits in the lands and the right to continue existing uses and to authorize future uses upon or in the leased lands, including issuing leases for mineral deposits not covered hereunder, and approving easements or rights-of-ways. Lessor shall condition such uses to prevent unnecessary or unreasonable interference with rights of lessee as may be consistent with concepts of multiple use and multiple mineral development.

Sec. 8.  PROTECTION OF DIVERSE INTERESTS, AND EQUAL
OPPORTUNITY - Lessee shall: pay when due all taxes, legally assessed and levied under the laws of the State or the United States; accord all employees complete freedom of purchase; pay all wages at least twice each month in lawful money of the United States; maintain a safe working environment in accordance with standard industry practices; restrict the workday to not more than 8 hours in any one day for underground workers except in emergencies; and take measurers necessary to protect the health and safety of the public. No person under the age of 16 years shall be employed at any mine below the surface. To the extent that laws of the State in which the lands are situated are more restrictive than the provisions in the paragraphs, then the State laws apply.

Lessee will comply with all provisions of Executive Order No. 11246 of September 24, 1965, as amended, and the rules, regulations, and relevant orders of the Secretary of Labor. Neither lessee nor lessee's subcontractors shall maintain segregated facilities.

Sec. 9.(a) TRANSFERS

  x This lease may be transferred in whole of in part to any person, association or corporation qualified to hold such lease interest.

          This lease may be transferred in whole or in part to another public body, or to a person who will mine the coal on behalf of, and for the use of, the public body or to a person who for the limited purpose of creating a security interest in favor of a lender agrees to be obligated to mine the coal on behalf of the public body.

          This lease may only be transferred in whole or in part to another small business qualified under 13 CFR 121.

Transfers of record title, working or royalty interest must be approved in accordance with the regulations.

(b) RELINQUISHMENT - The lessee may relinquish in writing at any time all rights under this lease or any portion thereof as provided in the regulations. Upon lessor's acceptance of the relinquishment, lessee shall be relieved of all future obligations under the lease or the relinquished portion thereof, whichever is applicable.

Sec. 10.  DELIVERY OF PREMISES, REMOVAL OF MACHINERY,
EQUIPMENT, ETC. - At such time as all portions of this lease are returned to lessor, lessee shall deliver up to the lessor the land leased, underground timbering, and such other supports and structures necessary for the preservation of the mine workings on the leased premises or deposits and place all workings in condition for suspension or abandonment. Within 180 days thereof, lessee shall remove from the premises all other structures, machinery, equipment, tools, and materials that it elects to or as required by the authorized officer. Any such structures, machinery, equipment, tools, and materials remaining on the leased lands beyond 180 days or approved extension thereof, shall become the property of the lessor, but lessee shall either remove any or all such property or shall continue to be liable for the cost of removal and disposal in the amount actually incurred by the lessor. If the surface is owned by this parties, lessor shall waive the requirements for removal, provided the third parties do not object to such waiver. Lessee shall, prior to the termination of bond liability or at any other time when required and in accordance with all applicable laws and regulations reclaim all lands the surface of which has been disturbed, dispose of all debris or solid waste, repair the offsite and onsite damage caused by lessee's activity or activities incidental thereto, and reclaim access roads or trails.

Sec. 11. PROCEEDINGS IN CASE OF DEFAULT - If lessee fails to comply with applicable laws, existing regulations, or the terms, conditions and stipulations of this lease, and the noncompliance continues for 30 days after written notice thereof, this lease shall be subject to cancellation by the lessor only by judicial proceedings. This provision shall not be construed to prevent the exercise by lessor of any other legal and equitable remedy including waiver of the default. Any such remedy or waiver shall not prevent later cancellation for the same default occurring at any other time.

Sec. 12. HEIRS AND SUCCESSORS-IN-INTEREST - Each obligation of this lease shall extend to and be binding upon, and every benefit hereof shall inure to the heirs, executors, administrators, successors, or assigns of the respective parties hereto.

Sec. 13. INDEMNIFICATION - Lessee shall indemnify and hold harmless the United States from any and all claims arising out of the lessee's activities and operations under this lease.

Sec. 14.  SPECIAL STATUTES - This lease is subject to the Federal
Water Pollution Control Act (33 U.S.C. 1151-1175), the Clean Air Act
(42 U.S.C. 1857 et. seq.), and to all other applicable laws pertaining to exploration activities, mining operations and reclamation, including the Surface Mining Control and Reclamation Act of 1977 (30 U.S.C. 1201 et. seq.).

Sec. 15. SPECIAL STIPULATIONS - In addition to observing the general obligations and standards of performance set out in the current regulations, the lessee shall comply with and be bound by the following special stipulations. These stipulations are also imposed upon the lessee's agents and employees. The failure or refusal of any of these persons to comply with these stipulations shall be deemed a failure of the lessee to comply with the terms of this lease. The lessee shall require his agents, contractors, and subcontractors involved in activities concerning this lease to include these stipulations in the contracts between and among them. These stipulations may be revised or amended, in writing, by the mutual consent of the lessor and the lessee at any time to adjust to changed conditions or to correct an oversight.

(a) CULTURAL RESOURCES -

(1) Before undertaking any activities that may disturb the surface of the leased lands, the lessee shall conduct a cultural resource intensive field inventory in a manner specified by the authorized officer of the BLM or of the surface managing agency, if different, on portions of the mine plan area and adjacent areas, or exploration plan area, that may be adversely affected by lease-related activities and which were not previously inventoried at such a level of intensity. The inventory shall be conducted by a qualified professional cultural resources specialist (i.e., archeologist, historian, historical architect, as appropriate), approved by the authorized officer of the surface managing agency (BLM if the surface is privately owned), and a report of the inventory and recommendations for protecting any cultural resources identified shall be submitted to the Regional Director of the Office of Surface Mining, the authorized officer of the BLM, if activities are associated with coal exploration outside an approved mining permit area (hereinafter called authorized officer), and the authorized officer of the surface managing agency, if different. The lessee shall undertake measurers, in accordance with instructions from the Regional Director, or authorized officer, to protect cultural resources on the leased lands. The lessee shall not commence the surface disturbing activities until permission to proceed is given by the Regional Director or authorized officer.

(2) The lessee shall protect all cultural resource properties within the lease area from lease-related activities until the cultural resource mitigation measures can be implemented as part of an approved mining and reclamation plan or exploration plan.

(3) The cost of conducting the inventory, preparing reports, and carrying out mitigation measurers shall be borne by the lessee.

(4) If cultural resources are discovered during operations under this lease, the lessee shall immediately bring them to the attention of the Regional Director or authorized officer, or the authorized officer of the surface managing agency, if the Regional Director is not available. The lessee shall not disturb such resources except as may be subsequently authorized by the Regional Director or authorized officer. Within two
(2) working days of notification, the Regional Director or authorized officer will evaluate or have evaluated any cultural resources discovered and will determine if any action may be required to protect or preserve such discoveries. The cost of data recovery for cultural resources discovered during lease operations shall be borne by the surface managing agency unless otherwise specified by the authorized officer of the BLM or of the surface managing agency, if different.

(5) PALEONTOLOGICAL RESOURCES - If paleontological resources, either large and conspicuous, and/or of significant scientific value are discovered during constructed, the find will be reported to the authorized officer immediately. Construction will be suspended within 250 feet of said find. An evaluation of the paleontological discovery will be made by a BLM approved professional paleontologist within five (5) working days, weather permitting, to determine the appropriate action(s) to prevent the potential loss of any significant paleontological value. Operations within 250 feet of such discovery will not be resumed until written authorization to proceed is issued by the authorized officer. The lessee will hear the cost of any required paleontological appraisals, surface collection of fossils, or salvage of any large conspicuous fossils of significant scientific interest discovered during the operations.


      (c)MULTIPLE MINERAL DEVELOPMENT - Operations will not be approved which, in the opinion of the Authorized Officer, would unreasonably interfere with the orderly development and/or production from a valid existing mineral lease issued prior to this one for the same land. Lessor reserves the right in accordance with applicable coal regulations administered by Lessor to require the Operator/Lessee to modify the Resource Recovery and Protection Plans (R2P2) to minimize conflicts with other resources and to maximize recovery of all resources.

      (d)OIL AND GAS/COAL RESOURCES  -   The BLM realizes that coal mining
operations conducted on Federal coal leases issued within producing oil and gas fields may interfere with the economic recovery of oil and gas; just as Federal oil and gas leases issued in a Federal coal lease area may inhibit coal recovery. BLM retains the authority to alter and/or modify the Resource Recovery and Protection Plans for coal operations and/or oil and gas operations on those lands covered by Federal mineral leases so as to obtain maximum resource recovery.

      (e)RESOURCE RECOVERY AND PROTECTION  -   Any bypass of Federal coal
previously determined to be economically recoverable under an approved Resource Recovery and Protection Plan (R2P2), must have the written approval of the Authorized Officer of the BLM in the form of an approved modification to the R2P2 prior to the Federal coal being bypassed. (43 CFR 3482.2(c)(2))

 Failure to comply with this requirement shall result in the issuance of a Notice of Noncompliance by the Authorized Officer. The Notice of Noncompliance will include the amount of damage to be assessed for the unauthorized bypass of Federal coal as determined by the Authorized Officer. Lessee shall pay royalty for all coal not recovered which was available for mining and was economically recoverably by mining operations under an R2P2 approved by the Authorized Officer.

     The royalty shall be determined in accordance with Section 2.(a), PRODUCTION ROYALTIES, of this lease, and the value of the coal shall be determined as set forth in the applicable coal regulations administered by the Lessor. Federal coal not recovered, but which was available for recovery, will be volumetrically determined by the Authorized Officer using standard industry practices.

      (f)RECORDS OF PRODUCTION AND SALES  -   Lessee will accurately determine
the weight of all leased coal deposits mined (produced) and sold, will keep accurate records of such, and make those available to the Authorized Officer for inspection.

      (g)PUBLIC LAND SURVEY PROTECTION  -   The lessee will protect all survey
monuments, witness corners, reference monuments, and bearing trees against destruction, obliteration, or damage during operations on the lease areas. If any monuments, corners or accessories are destroyed, obliterated, or damaged by this operation, the lessee will hire an appropriate county surveyor or registered land surveyor to reestablish or restore the monuments, corners, or accessories at the same location, using surveying procedures in accordance with the "Manual of Surveying Instructions for the Survey of the Public Lands of the United States." The survey will be recorded in the appropriate county records, with a copy sent to the Authorized Officer.

P.L. #20
Amended March 1, 1982


                         STATE OF WYOMING
                        COAL MINING LEASE

     THIS INDENTURE OF LEASE ENTERED INTO THIS 2nd day of August,
1993, A.D., by and between the STATE OF WYOMING, acting by and through its lessor, and

                    KERR-MC GEE COAL CORPORATION
party of the second part, hereinafter called the lessee.

     Section 1. PURPOSES. The lessor in consideration of the rentals and royalties to be paid and the covenants and agreements hereinafter contained and to be performed by the lessee, does hereby grant and lease to the lessee the exclusive right and privilege to mine, extract and remove all of the coal deposits in or under the following described land, to wit:

       640.00 Acres   AllSection 16,  Twp. 50 N., Rg. 71 W., 6th P.M.


consisting of      640.00     acres, more or less,   Campbell
county, together with the right to construct, and maintain thereon all work, buildings, plants, waterways, roads, telegraph, telephone and power lines, tipples, hoists or other structures necessary to the full enjoyment thereof, including the right to transport coal through the underground workings on the premises above described, subject however, to the conditions hereinafter set forth.

     Section 2. TERM OF LEASE. This lease, unless terminated at an earlier date as hereinafter provided, shall remain in force and effect for a term of ten (10) years beginning on the 2nd day of August, 1993 and expiring on the 1st day of August, 2003.

     Section 3.  IN CONSIDERATION OF THE FOREGOING, THE LESSEE
CONVENANTS AND AGREES:

      (a)BOND When the lease becomes an operating lease or actual operations for the mineral are to be commenced, the bond shall be furnished in such a reasonable amount as the State Land and Farm Loan Office shall determine to be advisable in the premises. The operating bond shall preferably be a corporate surety bond, executed by the lessee, the surety being authorized to do business in the State of Wyoming. A cash bond may be furnished on the consent of the State Land and Farm Loan Office if the lessee is unable to obtain a corporate surety bond. Form of bond will be furnished by the State Land and Farm Loan Office. The State will require two executed copies of the bond, therefore as many additional copies should be made as will be required by the lessee and the bonding company.

     (b) PAYMENTS To make all payments accruing hereunder to the State Land and Farm Loan Office, 122 West 25th Street, Herschel Building, Cheyenne, Wyoming 82002-0600.

      __ RENTALS Prior to the discovery of commercial quantities of coal in the lands herein leased, to pay the lessor in advance beginning with the effective date hereof, an annual rental of ONE DOLLARS ($1.00) PER ACRE OR FRACTION THEREOF PER YEAR for the 1st through the 5th year inclusive and TWO DOLLARS ($2.00) PER ACRE OR FRACTION THEREOF PER YEAR for the 6th through 10th years inclusive - or renewal thereof; provided, however, that if the said lands are not on a commercial mining basis and so operated at the end of two (2) years from the date hereof, such rental may be increased at the option of the lessor, to such an amount as the lessor may decide to be fair and equitable.

     After the discovery of commercial quantities of coal in the lands herein leased to pay to the lessor in advance, beginning with the first day of the lease year succeeding the lease year in which commercial discovery was made, an annual rental of TWO DOLLARS ($2.00) PER ACRE OR FRACTION THEREOF PER YEAR unless changed by agreement, such rental so paid for anyone year to be credited on the royalty for that year.

     Annual rentals on all leases shall be payable in advance for the first year and each year thereafter. No Notice of Rental Due shall be sent to the lessee. If the rental is not received in this office on or before the date it becomes due, Notice of Default will be sent to the lessee and a penalty of 50> per acre or fraction thereof for late payment will be assessed.

     The lessee is not legally obligated to pay either the rental or the penalty, but if the rental and penalty are not received in this office within thirty (30) days after the Notice of Default has been received by the lessee, the lease will terminate automatically by operation of law. Termination of the lease shall not relieve the lessee of any obligation incurred under the lease other than the obligation to pay rental or penalty. The lessee shall not be entitled to a credit on royalty due for any penalty paid for late payment of rental on an operating lease.

     (d) ROYALTY To pay a royalty on all coal mined from the land herein leased, either in kind or value as the lessor may elect of 12<<%* on coal mined by surface mining operations and 8% on coal mined by underground mining methods.* 7% for five years with a royalty rate review prior to the lease anniversary date of August 2, 1998 pursuant to royalty rate adjustment as directed by the Board.

     Royalty shall be payable on the gross value at the mine on all coal mined. Gross value for the purpose of royalty calculation means the unit sale or contract price times the number of units sold. In calculating gross value the sales price shall be prima facia evidence of such gross value. No deduction shall be allowed for fees, taxes, assessments or similar levies imposed by the State of Wyoming, its political subdivisions, any other state or the federal government, nor for the expense of mining, processing and loading the coal in merchantable condition at the mine ready for shipment. If the coal is not sold and valued at the mine, transportation from the mine to the point of sale or delivery may be deducted in determining value. In the event there is no sale of the coal or the Board of Land Commissioners determines that the sales price does not truly reflect the value of the coal, it may make its own determination of value and require that royalties be paid on the basis of the value determined by the Board.

     If the lessor elects to take its royalty in kind, such coal shall be good merchantable coal delivered for shipment at the mine.

     (e) MONTHLY PAYMENTS AND STATEMENTS Unless a different time schedule is approved by the Board of Land Commissioners, to make payment on or before the twentieth (20th) day of the calendar month succeeding the month of production, for royalties of all coal mined from the land; and to furnish sworn monthly statements therewith showing in tons the amount of all coal mined, accompanied by the mine weights; and such other information as may be called for by the form of report prescribed by the lessor. These statements are to be subject to verification by examination of books and records of the lessee.

     (f) UNDERGROUND WORKINGS That in the underground workings for coal 11 shafts, inclines and tunnels shall be well timbered (when good mining required timbering); that all underground timbering placed in the mine shall be kept in good condition and at no time shall such timbering be removed unless all of the coal in the lands have been removed; that at the termination of this lease all underground timberings shall become the property of the lessor without compensation therefor to the lessee; that all parts or workings, where the coal is not exhausted and for good reasons not being worked, will be kept free from water and waste material; and that the underground workings shall be protected against fire and flood and should creeps and squeezes occur they shall be checked without delay; to leave such solid blocks of coal as may be necessary to support the cover and protect the slopes, air-courses, manways, and hauling roads to permit the lessee to mine coal from any lands which he may own or become owner of in adjacent sections of land; and the leases shall have the use of the slopes, air-courses, manways and hauling roads for the purpose of mining in the adjacent sections provided the lessee shall pay the royalty for the blocks of coal so left for support for protection, if it shall be agreed that the blocks of coal so left shall be more for the benefit of the lessee than to the State of Wyoming, and all coal so paid for may be removed subsequently during the term of this lease without subjecting the lessee to the payment of an additional royalty therefor.

     (g) STRIP WORKINGS That all strip workings shall be operated in such a manner so as to remove all coal in the vein or veins worked; that strip mining shall be continuous across the property according to a definite plan and pattern submitted to and receiving the approval of the State Land and Farm Loan Office; that all overburden removed shall, as mining progresses, be returned to original pit and leveled, so that all the expiration or surrender of the lease or termination of mining activities the land will approximate its previous configuration; that all roads and bridges built and necessary to mining operation on the land shall upon the expiration, forfeiture or surrender of said lease become the property of the lessor.

     (h) WEIGHT - WEIGHT RECORD That all coal mined or taken from the premises, upon being hoisted and trammed, shall be weighed and the weight thereof together with the proper check number, entered in due form in books kept for such purpose by the lessee; and an accurate record of the weight of all coal mined from the land shall be kept and preserved separate from the records of the coal mined from other lands.

     The term "ton" as herein used means a ton of two thousand (2,000) pounds of unscreened coal, unless the lessor elects to compute a ton of coal at twenty-nine cubic feet of coal in the sold, or by the measurements of the space from which the coal is mined, deducting therefrom all space occupied by slate or other impurities, and in such case the computation shall be final and binding upon the lessee.

     (i)  MAPS AND REPORTS  Upon demand, to furnish the State
Land and Farm Loan Office with copies of Blue-prints of all maps of underground surveys of leased lands made or authorized by the lessee, including engineer's field notes, certified by the engineer who made such survey; and to make such other reports pertaining to the production and operation by the lessee as may be called for by the lessor.

     As required by W.S. 36-6-102, copies of all electrical, gamma-ray neutron, resistivity or other types of sub-surface log reports obtained by or for lessee in conducting operations on the leased premises shall be submitted to the State Geologist within three (3) years after the completion of drilling.

     (j) TAXES AND WAGES - FREEDOM OF PURCHASE To pay when due, all taxes lawfully assessed and levied under the laws of the State of Wyoming, upon improvements, coal produced from the land hereunder or other rights, property or assets of the lessee; to accord all workmen and employees complete freedom of purchase and to pay all wages due workman and employees at lease twice each month in the lawful money of the United States.

     (k) STATUTORY REQUIREMENTS AND REGULATIONS To comply with all State statutory requirements and valid regulations hereunder.

     (l) ASSIGNMENT OF LEASE - MINING AGREEMENTS (1) Not to assign this lease or any interest herein, nor sub-let any portion thereof, except with the consent in writing of the lessor first and obtained.

     (2) To submit a signed copy of any mining agreement entered into affecting the possessory title to any of the land hereby leased for approval by the lessor.

     (3) All overriding royalties to be valid must have the approval of the Board and be recorded with the lease. The
Board reserves the right of disapproval of such overriding royalties when in its opinion they become excessive and hence are detrimental to the proper development of the leased lands.

     (m) DELIVER PREMISES IN CASE OF FORFEITURE To deliver the leased premises with all permanent improvements thereon, in good order and condition in case of forfeiture of the lease; but this shall not be construed to prevent the removal, alteration or renewal of equipment and improvements in the ordinary course of operations.

     (n) DILIGENCE IN DEVELOPMENT This lease is granted with express understanding that prospecting, coal mining, and the recovery of the valuable coal content of the above described lands shall be pursued with diligence, and if at any time the lessor has reasonable belief that the operations are not being so conducted it shall so notify lessee in writing, and if compliance is not promptly obtained and the delinquency fully satisfied, it may then, at the end of any lease year, declare this said lease terminated and offer the said lands to the highest and best bidder, and upon such terms as the lessor may prescribe, provided, that the herein designated lessee may have a preferential right to a new lease on the same terms and conditions as offered in the best bid; provided, however, that if the lessee fails or refuses to exercise such right the improvements then on the property shall be disposed of pursuant to Section 6 of this lease.

     Section 4.  GENERAL COVENANTS.

      (a)The lessee shall have the right to enter upon, occupy and enjoy such surface areas of the described tract as are necessary for the mining of coal, and the construction of all buildings and other surface improvements incidental to the work contemplated by this lease; but the lessee shall fully protect the rights of any agricultural and grazing leases which have heretofore or may hereafter be granted or sale contract holders by erecting cattle guards or gates and keeping closed gates in all fences in which openings are or may be made, and for protection of stock grazing thereon to fence or close all holes, pits or open cuts in which injury might be sustained, and shall not contaminate any living water upon the land so as to make it injurious to livestock; and, further, should the lessee or any person holding from, by or under the lessee, in any operation on said premises under this lease, destroy or injure any crop, building or other improvements of any tenant, lessee, purchaser, or other person holding under the State, the lessee agrees to fully indemnify all such injured parties in such sum or sums as may be mutually agreed upon by the respective parties, or as may be fixed by appraisers appointed by each party if agreement is impossible; or the Board of Land Commissioners may fix the amount of such indemnity after inspection or hearing.

      (b)The rights of the lessee hereunder are subject further to the right of any other mineral lessee, his sublessee, or operator under any other mineral lease or leases as provided by the Rules and Regulations of the Board of Land Commissioners Governing the Leasing of Sub-surface Resources and providing for multiple development of those resources, now in force, or renewals thereof; to enjoy the free use of so much of the surface of the said lands as are necessary and incidental to their operations thereunder; and coal mining operations shall be conducted so as not to unduly interfere with the natural production operations, not shall coal mining operations be conducted nearer than two hundred (200) feet from any productive oil or gas well without consent of the oil and gas lessee; and the lessee further shall not disturb any existing road or roads now on said lands nor roads leading to or from any well or well locations without first providing adequate and suitable roads in lieu thereof, and the lessee shall fully indemnify any such lessee for any injury or damages resulting from his operations hereunder in such amount so fixed as above provided.

      (c)Such methods of mining shall be used as shall insure the extraction of the greatest amount of the coal bed possible, and all coal mining operations on these premises shall be subject to the supervision of the State Coal Mine Inspector or other officers as by law provided.

      (d)During the proper hours and at all times during the continuance of this lease the lessor or its representatives shall be authorized to go through any of the shafts, openings or workings on the premises and to examine, inspect and survey the same and to make extracts of all books and weigh sheets which showing any way the coal output from the land.

      (e)This lease shall include only the right and privilege of coal mining, but if the lessee shall discovery any vein, lode, lead or ledge or other mineralized rock in or under said lands he shall immediately report the same to the lessor and shall then have a preferential right for a period of thirty (30) days following the date of discovery to lease said vein, lode, lead or ledge upon such terms, conditions, and royalty as may be fairly fixed by the State Board of Land Commissioners, providing the land had not been leased prior to such time for that specific mineral.

     Section 5.  THE LESSOR EXPRESSLY RESERVES:

      (a)DISPOSITION OF SURFACE The right to lease, grant right-of-way, sell or otherwise dispose of the surface of the land embraced within this lease under existing laws hereafter enacted, or in accordance with the Rules of the Board of Land Commissioners, insofar as the surface is not necessary for the use of the lessee in the extraction and removal of the coal therein, except where such surface rights have been sold or otherwise disposed of by the State of Wyoming.

      (b)MULTIPLE USE The right to lease the lands for other minerals subject to the Rules and Regulations of the Board of Land Commissioners providing for Leasing of Sub-surface Resources and the Multiple Use therefor.

     Section 6. APPRAISAL OF IMPROVEMENTS Upon the expiration of this lease, or earlier termination thereof pursuant to surrender of forfeiture, or if such land be leased to another other than the owner of the improvements thereon, the lessee agrees that the improvements shall be disposed of in the manner provided by law.

     Section 7. FORFEITURE CLAUSE In the event that the lessee shall have procured this lease through fraud, misrepresentation or deceit, then and in that event this agreement, at the option of the lessor, shall cease and terminate and shall become ipso factor null and void, and all improvements upon said land or premises under the terms of this lease shall forfeit to and become the property of the State of Wyoming. In the event that the lessee shall fail to make payments of rentals and royalties as herein provided, or make default in the performance or observance of any of the terms, covenants and stipulations hereof, or of the general regulations promulgated by the Board of Land Commissioners and in force on the date hereof, the lessor shall serve notice of such failure or default, either by personal service or by registered mail upon the lessee, and if such failure or default continues for a period of thirty (30) days after the service of such notice, then and in that event the lessor may, at its option, declare a forfeiture and cancel this lease, whereupon all rights and privileges obtained by the lessee hereunder shall terminate and cease and the lessor may re-enter and take possession of said premises or any part thereof; but these provisions shall not be construed to prevent the exercise by the lessor of any legal or equitable remedy which the lessor might otherwise have. A waiver of any particular cause of forfeiture shall not prevent the cancellation and forfeiture of this lease for any other cause of forfeiture, or for the same cause occurring at any other time.

     Section 8. RELINQUISHMENT AND SURRENDER This lease may be relinquished and surrendered to lessor as to all or any legal subdivision of said land as follows.

      (a)If no operations have been conducted under the lease on the land to be relinquished, the lessee shall file with the State Land and Farm Loan Office a written relinquishment or surrender, duly signed and either witnessed or acknowledged and stating therein that no operations have been conducted on the lands. The relinquishment so filed shall become effective on the date and hour of receipt thereof in the office of the State Land and Farm Loan Office or at some later date if such be so specified by the lessee therein. If the said relinquishment fails to state that no operations have been conducted, the effective date of relinquishment shall be the date the relinquishment is approved by the Board of Land Commissioners.

      (b)If operations have been conducted under the lease on land proposed to be relinquished the lessee shall give sixty (60) days notice and shall file with the State Land and Farm Office a written relinquishment or surrender duly witnessed or acknowledged and stating therein that operations have been conducted on the land. The relinquishment shall not become effective until the land and the mines thereon shall have been placed in condition acceptable to lessor and shall have been approved by the Board of Land Commissioners.

      (c)All rentals becoming due prior to a surrender or relinquishment becoming effective shall be payable by lessee unless payment thereof shall be waived by the Board of Land Commissioners. A relinquishment have become effective there shall be no recourse by lessee, and the lease as to the relinquished lands may not be reinstated.

     Section 9. HEIRS AND SUCCESSORS IN INTEREST. It is further agreed that each obligation hereunder shall extend to and be binding upon, and every benefit hereof shall inure to the heirs, executors, administrators, successors of or assigns of the respective parties hereto.

This lease is issued by virtue of and under the authority conferred by Title 36 as to School and Title 11 as to Farm Loan Land relating to "Mineral Leases", and valid amendments thereto and subject to the laws of the State of Wyoming and is accepted by the lessee subject thereto.

     IN WITNESS WHEREOF, this lease has been executed by and through its Board of Land Commissioners.

                            STATE OF WYOMING
                            BOARD OF LAND COMMISSIONERS
                            AND FARM LOANS

SEAL

                            By:________________________________
                               Director,
                               State Land and Farm Loan Office


                            LESSEE:      s/s Robert C. Sharp
                                         Robert C. Sharp
                                         President, Kerr-McGee Coal Corp.


CORPORATE SEAL



Board approved:  Nov 04 1993
Examined by:



PERMANENT


LEASE NO.                               0-26651

TYPE OF LEASE                           COAL RENEWAL

NAME OF LESSEE                          KERR-MC GEE COAL CORPORATION

ADDRESS                                 123 ROBT. S. KERR AV.
                                        OKLAHOMA CITY, OK 73102

EXPIRATION OF PARTIAL LEASE             AUGUST 1, 2003

AMOUNT OF RENTAL                        $1280.00

COUNTY                 CAMPBELL

FUND                   COMMON SCHOOL

BOND                   $10,000.00 CORP. SURETY BOND DATED JUNE 24, 1983

          Subject to 2> per ton overriding royalty previously reserved by Peabody Coal Company.



(Bd. Appvd. 9-14-88)                                LEASE NO.  2-5534

                           STATE OF WYOMING

                     BOARD OF LAND COMMISSIONERS


                    GRAZING AND AGRICULTURAL LEASE

THIS LEASE, entered into by and between the State of Wyoming through its Board of Land Commissioners, hereinafter designated as the LESSOR, and the following LESSEE:


       KERR-MCGEE COAL CORPORATION

       In consideration of the payment of the first year's rental, receipt of which is hereby acknowledged, and the covenants and agreements herein made, to be kept and performed by the lessee, the lessor hereby leases, for GRAZING AND AGRICULTURAL purposes only the following-described lands, subject to all terms, conditions and restrictions contained in this lease, the Statutes of the State of Wyoming, and the Rules and Regulations of the Board of Land Commissioners.

DESCRIPTION:

           ACRES             DESCRIPTION        SE   TP   RNG   CO
-----------------------------------------------------------------------
         240,000              NW4:W2SW4         8    50    071   CL

 (1)  TERM OF LEASE - The term of this lease shall begin at 5:00 P.M. on the

FIRST day of FEBRUARY, 1992
and terminate at 5:00 P.M. on the

FIRST day of FEBRUARY, 2002.

  (2) USE - The leasehold right granted by this lease is for GRAZING AND AGRICULTURAL purposes only, provided, that in the event the lessee changes the use of grazing lands to other agricultural purposes, either by dry land process or irrigation, the Lessee shall notify the Commissioner of Public Lands of the acreage placed under cultivation and the Lessee shall pay an increased annual rental therefore as fixed by the Lessor.

  (3) RENTAL - The Lessee shall pay to the Lessor at the office of the Commissioner of Public Lands, Herschler Building, Cheyenne, Wyoming, a rental
for the use of the premises in the amount of $     262.50  per annum.  This
amount is subject to change on an annual basis and may be increased or decreased by the Lessor in the event of reclassification of the land, due to a change in its use, a change in the carrying capacity, or a change in the minimum annual rental for grazing and agricultural leases adopted by the Lessor. Annual rentals are due and payable 90 days before the anniversary date of this lease. If the annual rental is not paid on or before the last day of the current lease year, this lease shall terminate automatically by operation of law.

  (4)  COVENANTS - The Lessee hereby promises:
  (a) Not to take or disturb any fur bearing animals on the premises except where a permit to do so has been secured from the Wyoming Game and Fish Commission and consent thereto has also been obtained from the Commissioner of Public Lands.
   (b)To observe state and federal laws and regulations for the protection of fish and wildlife.
   (c)Not to cut, destroy or remove, or permit to be cut, destroyed or removed, any timber that may be upon the premises. The Lessee shall promptly report to the Lessor the cutting or removal of timber by other persons.
   (d)To conduct all grazing and agricultural operations on the premises in a manner which protects soil fertility and forage production, and does not contribute to soil erosion, overgrazing, and noxious weeds.
   (e)To maintain all buildings, wells, dams, windmills, fences, and other improvements located on the premises in a good state of repair at the lessee's expense.
   (f)To dispose of all waste in a proper manner.
  (4)COVENANTS (CONTINUED)
   (g)IRRIGATED LAND If the premises are subject to irrigation in whole or in part from water available for that purpose under a rental right or permanent water right, as the case may be.
   (1)The Lessor agrees to use water so as to protect and maintain all water rights.
   (2)Where applicable, the Lessee agrees to pay when due all charges for operation, maintenance, and delivery of water.
   (3)The lands shall be operated under a customary and appropriate crop rotation method.
   (4)The lands shall be cultivated, irrigated and fertilized in a proper husbandlike manner so as to prevent washing, blowing, seepage, leaching of the soil, waste of water and other damage.
   (5)All irrigation ditches and laterals shall be kept in good condition at the Lessee's expense and shall be maintained so as to prevent washing, cutting and damage to the lands. Ditches and laterals shall attach to the lands and become the property of the lessor.
   (6)The Lessee shall file annually, on or before March 31, of each year, with the Commissioner of Public Lands, on the proper forms, a report of the location and yield of all crops grown the preceding year and the location and type of crops to be grown in the ensuing year.

   (5)RESERVATIONS - The Lessor reserves:

  (a) The right to order the sale of all or any portion of the premises at any time, subject to this lease.
   (b)The right to lease and dispose of all coal, oil, gas and other minerals, and all deposits of clay, stone, gravel, and sand valuable for building, mining or commercial purposes, and all timber, together with the right to mine and remove such minerals and other deposits and timber with the right of ingress and egress thereto, and to cancel this lease as to any portion of the premises when required for these purposes.
   (c)The right to hold, sell, appropriate or otherwise dispose of any fences or other improvements of any character owned by the Lessee upon the premises, to insure the payment of rentals, damages or other expenses accruing to the Lessor by virtue of this lease.
   (d)The right to enter in and upon the premises at any time for purposes of inspection or management.
   (e)The right at any time to grant easements across the premises for ditches, canals, tunnels, telephone and telegraph lines, pipelines, power lines, or other lawful purposes, with right of ingress and egress thereto.
   (f)The right to use or lease the premises or any part thereof at any time for any purpose other than the rights and privileges granted by this lease.
   (g)The privilege of any person to fish in any streams, lakes or ponds, and to hunt, pursue and kill game animals, game birds and migratory birds on the premises pursuant to Chapter XIII of the Rules and Regulations of the Board of Land Commissioners.
   (h)All rights not expressly granted to Lessee by this lease are reserved to the Lessor.

   (6)ASSIGNMENTS - This lease shall be subject to cancellation by the Lessor if it is assigned without the approval of the Lessor. Any assignments of this lease shall be recorded in the office of the Commission of Public Lands.

   (7)SUBLEASES - This lease shall be subject to cancellation by the Lessor if the premises are subleased or made subject to any contract, or other agreement of any kind, except "price support and production adjustment" contracts of the ASCS, without the approval of the Lessor, in no event shall the premises be subleased unless one-half of any excess rental is paid to the Lessor.

   (8)IMPROVEMENTS - The Lessee shall not construct or make improvements upon the premises in excess of the value of $750.00 per section without first filing an application for permission to construct or make such improvements with the Lessor, which shall be subject to approval or rejection, in case the Lessee fails to comply with the provisions of this paragraph, any and all improvements erected on premises shall forfeit to and become the property of the Lessor, as provided by law.

   (9)CANCELLATION - If it be determined by the Lessor that this lease has been procured by fraud, deceit or misrepresentation, or if the premises or any part thereof be used for unlawful, unauthorized, or illegal purposes, or if the Lessee fails to perform or violates any of the terms of this lease, the Lessor shall have power and authority to cancel this lease.

   (10)SURRENDER OF PREMISES UPON TERMINATION OF LEASE - The Lessee shall, upon termination of this lease, surrender and deliver unto the Lessor the peaceful and uninterrupted possession of the premises.

   (11)TIME AND SPECIFIC PERFORMANCE are each of the essence of this lease, and all agreements and conditions herein contained shall extend to and be binding alike upon the heirs, administrators, successors and assigns of the parties hereto.

   (12)RELIANCE - The Lessor has expressly relied on the representations made by the Lessee in the written application to lease the premises.

   (13)EXCHANGE - The lease is granted upon the express condition that should the Lessor hereafter find it to be in the best interest of the Lessor to exchange the lands embraced in this lease for other lands, as provided by law, then this lease may be terminated upon giving the Lessee one (1) year notice, unless by mutual consent of the Lessor and the Lessee, an earlier date of termination may be fixed.

   (14)BUY-OUT BY LESSOR - The lessor shall have the right to purchase back from the Lessee all the rights and interests granted to the Lessee by this lease for any portion of the premises at any time paying to Lessee the fair market value of those rights and interests for the remaining term of the lease.

  IN WITNESS WHEREOF, the State Of Wyoming, Board of Land Commissioners, has caused these presents to be signed by the Commissioner of Public Lands and his official seal to be affixed on this 31st day of March, 1992, and the Lessee has caused these presents to be signed and sealed below:

   LESSOR:  THE STATE OF WYOMING,
   BOARD OF LAND COMMISSIONERS



  By: ______________________________________
      Commissioners of Public Lands



   LESSEE:______________________________________
  KERR-MCGEE COAL CO.


(Bd. Appvd. 9-14-88)                                                  LEASE
NO.  2-3701

                           STATE OF WYOMING

                     BOARD OF LAND COMMISSIONERS

                    GRAZING AND AGRICULTURAL LEASE

THIS LEASE, entered into by and between the State of Wyoming through its Board of Land Commissioners, hereinafter designated as the LESSOR, and the following
LESSEE:


       KERR-MCGEE COAL CORPORATION

       In consideration of the payment of the first year's rental, receipt of which is hereby acknowledged, and the covenants and agreements herein made, to be kept and performed by the lessee, the lessor hereby leases, for GRAZING AND AGRICULTURAL purposes only the following-described lands, subject to all terms, conditions and restrictions contained in this lease, the Statutes of the State of Wyoming, and the Rules and Regulations of the Board of Land Commissioners.

DESCRIPTION:

           ACRES               DESCRIPTION         SE   TP   RNG   CO
      -----------------------------------------------------------------
         240,000                ALL               16   50     071     CL


(1)  TERM OF LEASE - The term of this lease shall begin at 5:00 P.M. on the

FIRST day of FEBRUARY, 1992
and terminate at 5:00 P.M. on the

FIRST day of FEBRUARY, 2002.

  (2) USE - The leasehold right granted by this lease is for GRAZING AND AGRICULTURAL purposes only, provided, that in the event the lessee changes the use of grazing lands to other agricultural purposes, either by dry land process or irrigation, the Lessee shall notify the Commissioner of Public Lands of the acreage placed under cultivation and the Lessee shall pay an increased annual rental therefore as fixed by the Lessor.

  (3) RENTAL - The Lessee shall pay to the Lessor at the office of the Commissioner of Public Lands, Herschler Building, Cheyenne, Wyoming, a rental
for the use of the premises in the amount of $     425.00  per annum.  This
amount is subject to change on an annual basis and may be increased or decreased by the Lessor in the event of reclassification of the land, due to a change in its use, a change in the carrying capacity, or a change in the minimum annual rental for grazing and agricultural leases adopted by the Lessor. Annual rentals are due and payable 90 days before the anniversary date of this lease. If the annual rental is not paid on or before the last day of the current lease year, this lease shall terminate automatically by operation of law.

  (4)  COVENANTS - The Lessee hereby promises:
  (a) Not to take or disturb any fur bearing animals on the premises except where a permit to do so has been secured from the Wyoming Game and Fish Commission and consent thereto has also been obtained from the Commissioner of Public Lands.
   (b)To observe state and federal laws and regulations for the protection of fish and wildlife.
   (c)Not to cut, destroy or remove, or permit to be cut, destroyed or removed, any timber that may be upon the premises. The Lessee shall promptly report to the Lessor the cutting or removal of timber by other persons.
   (d)To conduct all grazing and agricultural operations on the premises in a manner which protects soil fertility and forage production, and does not contribute to soil erosion, overgrazing, and noxious weeds.
   (e)To maintain all buildings, wells, dams, windmills, fences, and other improvements located on the premises in a good state of repair at the lessee's expense.
   (f)To dispose of all waste in a proper manner.
  (4)COVENANTS (CONTINUED)
   (g)IRRIGATED LAND If the premises are subject to irrigation in whole or in part from water available for that purpose under a rental right or permanent water right, as the case may be.
   (1)The Lessor agrees to use water so as to protect and maintain all water rights.
   (2)Where applicable, the Lessee agrees to pay when due all charges for operation, maintenance, and delivery of water.
   (3)The lands shall be operated under a customary and appropriate crop rotation method.
   (4)The lands shall be cultivated, irrigated and fertilized in a proper husbandlike manner so as to prevent washing, blowing, seepage, leaching of the soil, waste of water and other damage.
   (5)All irrigation ditches and laterals shall be kept in good condition at the Lessee's expense and shall be maintained so as to prevent washing, cutting and damage to the lands. Ditches and laterals shall attach to the lands and become the property of the lessor.
   (6)The Lessee shall file annually, on or before March 31, of each year, with the Commissioner of Public Lands, on the proper forms, a report of the location and yield of all crops grown the preceding year and the location and type of crops to be grown in the ensuing year.

   (5)RESERVATIONS - The Lessor reserves:

  (a) The right to order the sale of all or any portion of the premises at any time, subject to this lease.
   (b)The right to lease and dispose of all coal, oil, gas and other minerals, and all deposits of clay, stone, gravel, and sand valuable for building, mining or commercial purposes, and all timber, together with the right to mine and remove such minerals and other deposits and timber with the right of ingress and egress thereto, and to cancel this lease as to any portion of the premises when required for these purposes.
   (c)The right to hold, sell, appropriate or otherwise dispose of any fences or other improvements of any character owned by the Lessee upon the premises, to insure the payment of rentals, damages or other expenses accruing to the Lessor by virtue of this lease.
   (d)The right to enter in and upon the premises at any time for purposes of inspection or management.
   (e)The right at any time to grant easements across the premises for ditches, canals, tunnels, telephone and telegraph lines, pipelines, power lines, or other lawful purposes, with right of ingress and egress thereto.
   (f)The right to use or lease the premises or any part thereof at any time for any purpose other than the rights and privileges granted by this lease.
   (g)The privilege of any person to fish in any streams, lakes or ponds, and to hunt, pursue and kill game animals, game birds and migratory birds on the premises pursuant to Chapter XIII of the Rules and Regulations of the Board of Land Commissioners.
   (h)All rights not expressly granted to Lessee by this lease are reserved to the Lessor.

   (6)ASSIGNMENTS - This lease shall be subject to cancellation by the Lessor if it is assigned without the approval of the Lessor. Any assignments of this lease shall be recorded in the office of the Commission of Public Lands.

   (7)SUBLEASES - This lease shall be subject to cancellation by the Lessor if the premises are subleased or made subject to any contract, or other agreement of any kind, except "price support and production adjustment" contracts of the ASCS, without the approval of the Lessor, in no event shall the premises be subleased unless one-half of any excess rental is paid to the Lessor.

   (8)IMPROVEMENTS - The Lessee shall not construct or make improvements upon the premises in excess of the value of $750.00 per section without first filing an application for permission to construct or make such improvements with the Lessor, which shall be subject to approval or rejection, in case the Lessee fails to comply with the provisions of this paragraph, any and all improvements erected on premises shall forfeit to and become the property of the Lessor, as provided by law.

   (9)CANCELLATION - If it be determined by the Lessor that this lease has been procured by fraud, deceit or misrepresentation, or if the premises or any part thereof be used for unlawful, unauthorized, or illegal purposes, or if the Lessee fails to perform or violates any of the terms of this lease, the Lessor shall have power and authority to cancel this lease.

   (10)SURRENDER OF PREMISES UPON TERMINATION OF LEASE - The Lessee shall, upon termination of this lease, surrender and deliver unto the Lessor the peaceful and uninterrupted possession of the premises.

   (11)TIME AND SPECIFIC PERFORMANCE are each of the essence of this lease, and all agreements and conditions herein contained shall extend to and be binding alike upon the heirs, administrators, successors and assigns of the parties hereto.

   (12)RELIANCE - The Lessor has expressly relied on the representations made by the Lessee in the written application to lease the premises.

   (13)EXCHANGE - The lease is granted upon the express condition that should the Lessor hereafter find it to be in the best interest of the Lessor to exchange the lands embraced in this lease for other lands, as provided by law, then this lease may be terminated upon giving the Lessee one (1) year notice, unless by mutual consent of the Lessor and the Lessee, an earlier date of termination may be fixed.

   (14)BUY-OUT BY LESSOR - The lessor shall have the right to purchase back from the Lessee all the rights and interests granted to the Lessee by this lease for any portion of the premises at any time paying to Lessee the fair market value of those rights and interests for the remaining term of the lease.

  IN WITNESS WHEREOF, the State Of Wyoming, Board of Land Commissioners, has caused these presents to be signed by the Commissioner of Public Lands and his official seal to be affixed on this 31st day of March, 1992, and the Lessee has caused these presents to be signed and sealed below:

                                    LESSOR:  THE STATE OF WYOMING,
                                             BOARD OF LAND COMMISSIONERS


                                        By:__________________________
                                           Commissioners of Public Lands



                                    LESSEE:__________________________
                                            KERR-MCGEE COAL CO.


Form Approved by Bd:                               LEASE NO.  SU-169

                                                   APPLICATION NO. ______

                     Book 705 of Photos, Page 487

                     LEASE OF WYOMING STATE LANDS
535648                 ________________________

  THIS INDENTURE OF LEASE, Made and entered into by and between the STATE OF WYOMING, hereinafter designated as the LESSOR, and KERR-MCGEE COAL CORP., of the County of Campbell, State of Wyoming, hereinafter designated as the LESSEE.
  WITNESSETH, That Whereas the lessee has made written application to the Board of Land Commissioners to lease the state lands hereinafter described, pursuant to the provisions of Chapter 187, Wyoming S. L. 1963, and Title 36, Wyoming Statute, 1957, which application has been accepted by the Board of Land Commissioners and a lease ordered issued to the applicant for the lands.
  NOW, THEREFORE, the lessor, for and in consideration of the payment of the first year's rental, receipt of which is hereby acknowledged, and of the covenants and agreements herein mentioned, to be kept and performed by the lessee, does by these presents, demise, lease and let unto lessee, for SURFACE MINING purpose(s) only, the following described lands, in Campbell County, Wyoming, to-wit:


       Acres                    Description                Sec.Tp.Rg.
       240.00                   NW1/4:SW1/4                 8 50 71
       160.00                   NE1/4

       400.00 TOTAL ACRES

  TO HAVE AND TO HOLD the premises with the appurtenances, unto the lessee for the term hereinafter specified, with a preferential right to renew, subject, however, to all terms, conditions, regulations and restrictions contained in this lease, the Statues of the State of Wyoming, and the Rules and Regulations prescribed by the Board of Land Commissioners.

  IT IS MUTUALLY AGREED AND COVENANTED BY AND BETWEEN THE LESSOR AND THE LESSEE AS FOLLOWS:
   1.TERM OF LEASE - The term of this lease shall begin at 5:00 o'clock P.M. on the FIRST day of SEPTEMBER, A.D., 1979, and terminate at 5:00 o'clock P.M., on the THIRTY-FIRST day of AUGUST, A.D. 2004.

                                                   Received For Pending
                                                   State of Wyoming
                                                   Campbell Co. Clerk
                                                   Date  Sept 02 1983


  EXAMINED:_______________



STATE OF WYOMING )
                 ) ss
Campbell County  )

Filed for record this 23rd day of September, A.D., 1983 at 9:02 A.M. and recorded in Book 705 of Photos on page 487Fees $10.00535648


s/s Vivian E. Addison            RECORDED      By
County Clerk and Ex Officio      ABSTRACTED    Deputy s/s Margaret Suedekum
Register of Deeds                INDEXED


                                              Book 705 of Photos, Page 488

   2.RENTAL - The lessee shall pay to the lessor at the office of the Commissioner of Public Lands, Pioneer Building, Cheyenne, Wyoming, a rental for the use of said land and in the amount and manner as follows:

  $8,000.00 per year
  subject to reservations in lease

together with such interest and penalties as may be provided by law, or the Rules and Regulations of the Board of Land Commissioners, provided that in the event of a change in the classification of said lands, due to the use thereof, the Board of Land Commissioners may increase or decrease the rental accordingly. The rentalherein stipulated is subject to change upon inspection and classification of the lands.
   3.USE - the leasehold or tenantry right leased and let by this lease, is for SURFACE MINING purpose(s) only, as specified in the application of the lessee, and any use by lessee other than for the purposes herein stated shall forthwith cancel and cause this lease to terminate.
   4.RESERVATIONS - The State of Wyoming reserves:
a.The right to order the sale of all or any portion of said premises at any time after one year from the date hereof except as modified by Section 36-181, Wyoming Statutes, 1957.
b.The right to lease and dispose of all coal, oil, gas, and other minerals, and all deposits of clay, stone, gravel and sand valuable for building, mining or commercial purposes, and all timber, together with the right to mine and remove such minerals and other deposits and timber with the right of ingress and egress thereto.
c.The right to lease all or any portion of said premises for the purpose of mining and removing all minerals and deposits expressly reserved to the State of Wyoming, and to declare a cancellation of said lease on all or any portion of said lands when required for such purposes.
d.The right to hold, sell, appropriate or otherwise dispose of any fences or other improvements of any character upon said lands to insure the payment of rentals, damages or other expenses accruing to the State by virtue of this lease.

                                                 Book 705 of Photos, Page 489

e.The right and privilege of any person to fish in any stream, lakes or ponds and to hunt, pursue and kill game animals, game birds and migratory birds under applicable State and Federal hunting and fishing laws on said premises.
f.The right at any time to grant Rights of Way across said premises for lawful purposes, with right of ingress and egress thereto.
g.The right to use or lease said premises or any part thereof at any time for any purposes other than the rights and privileges herein specifically granted. h.The lessee shall not take any fur bearing animals from any of the lands under this lease except where a permit to do so has been secured from the Wyoming Game and Fish Commission and consent thereto has also been obtained from the Commissioner of Public Lands. The Board of Land Commissioners reserves the right by its duly appointed agent to enter in and upon said lands and take therefrom fur bearing animals, provided that it shall first obtain the consent and approval of the Wyoming
Game and Fish Commission.
i.The lessee shall observe the laws and regulations for the protection of game animals, game birds, non-game birds, migratory birds and game fish and not unnecessarily disturb such animals, birds or fish.
   5.SUBLEASE AND ASSIGNMENTS - The lessee shall not sublease in whole or in part: this lease shall not be assigned or transferred except with the written consent of the Board of Land Commissioners. Any assignment or transfer of this lease shall contain a provision to the effect that such assignment or transfer is invalid and of no force and effect, until approved by the Board of Land Commissioners as herein required.
   6.The lessee shall not in any event, cut destroy or remove, or permit to be cut, destroyed or removed, any live timber that may be upon the premises; the lessee shall report promptly the cutting or removal of timber by other persons.
   7.IMPROVEMENTS - The lessee shall construct or make improvements upon the premises hereby leased only in accordance and compliance with the specific rules and regulations attached to this agreement.
   8.FORFEITURE - In case the rental hereinbefore provided, or any part thereof, shall not be paid within the time herein provided or if it be determined that this lease has been procured by fraud, deceit or misrepresentation, or if the lands or any part thereof be used for unlawful or illegal purposes, or if default be made in the performance of any of the terms of this lease, the Board shall have power and authority to elect to declare the term ended and cancel this lease.


                                                  Book 705 of Photos, Page 490


   9.SURRENDER OF PREMISES UPON TERMINATION OF LEASE - The lessee shall, upon termination of this lease, surrender and deliver under the lessor the peaceful and uninterrupted possession of said premises. If this lease shall be terminated for any reason other than by sale of the land, the improvements thereon shall be disposed of as provided by Section 36-71, Wyoming Statutes, 1957.
   10.TIME AND SPECIFIC PERFORMANCE are each of the essence of this lease, and all agreements and conditions herein contained shall extend to and be binding alike upon the heirs, administrators, successors and assigns of the parties hereto.
   11.This lease shall be subject to all provisions of law and rules and regulations governing the leasing of lands by the State.
   12.The lessee having made certain representations to the lessor in written application, in the nature of an offer to lease the premises herein described, saidlessor by the execution and delivery of this lease to the lessee accepts said offer to lease, expressly relying upon the representations made in said written application which is made a part hereof.
   13.This lease is granted and issued upon the express condition and understanding that should the lessor hereafter find it to be the best interest of the State to exchange the lands embraced in this lease for other lands, as provided by the laws of the United States and the State of Wyoming, then, in that event, this lease may be terminated upon giving the lessee one (1) year's notice, unless by mutual consent of the lessor and the lessee, an earlier date of termination may be fixed: and providing further, that the lessee shall have the opportunity of presenting his objections to the Board of Land Commissioners before the final action is taken.
   14.If the land herein leased, or any part thereof is taken or condemned for any use by the United States of America, this lease shall, as to the part so taken, terminate as of the date title shall vest in the condemnor. Unused rental paid in advance by the lessee shall be refunded by the lessor.
  15.***

  IN WITNESS WHEREOF, the State of Wyoming has caused these presents to be signed by the Commissioner of Public Lands and his official seal to be hereunto affixed, and the lessee has caused these presents to be signed and sealed in this manner following:

       DATE:Sept. 27, 1979                LESSOR:THE STATE OF WYOMING

 (If incorporated, affix corporate seal)  By____________________________
                                            Commissioner of Public Lands

  Board Approved  September 6, 1979      LESSEE:  BY:  s/s JAMES G. RANDOLPH
                                                  KERR-MCGEE COAL CORP


15.*** This lease is granted with the understanding that once surface mining commences the lessee is required to accept an increase in annual rental from 2% to 5<<% of the appraised value of surface over coal. Also, granted with a five year rental review, reserving to the State the right to re-appraise the land and assess the rental accordingly.


 ST. LAND OFFICE     ID: 307-777-5400JUL 10           '969:09 No. 003 P.01
                                           48-CNT-1623-69

                                                     LEASE NO.      SU-431

                           STATE OF WYOMING

                     BOARD OF LAND COMMISSIONERS

                          SPECIAL USE LEASE

  THIS LEASE, entered into by and between the State of Wyoming through its Board of Land Commissioners, hereinafter designated as the LESSOR, and the following LESSEE:

                     KERR-MCGEE COAL CORPORATION

  In consideration of the first year's rental, receipt of which is hereby acknowledged, and the covenants and agreements herein made, to be kept and performed by the Lessee, the Lessor hereby leases to Lessee, for the purposes specified below only, the following described lands, subject to all terms, conditions, regulations contained in this lease, the Statutes of the State of Wyoming, and the Rules and Regulations of the Board of Land Commissioners.

DESCRIPTION:

  TOWNSHIP 50 NORTH, RANGE 71 WEST, 6TH  P.M.
  SECTION 16:  W2NW4NW4SE4NE4:S2NE4NE4SW4NE4:N2SE4NE4SW4NE4

   (1)TERM OF LEASE - The term of this lease shall begin at 5:00 P.M. on the 1ST day of OCTOBER, 1995 and terminate at 5:00 P.M. on the 1ST day of OCTOBER, 2005.

   (2)USE - The leasehold right granted by this lease, is for LAND FARM purposes only, and any other use by lessee of the promises shall be a violation of the terms and conditions of this lease.

   (3)RENTAL - The lessee shall pay to the Lessor at the State Land and Farm Loan Office, Herschler Building, Cheyenne, Wyoming, a rental for the use of the premises in the amount and manner as follows:

                           $103.13 PER YEAR

  Annual rentals are due and payable 90 days before the anniversary date of this lease. If the annual rental is not paid on or before the last day of the current lease year, this lease shall terminate automatically by operation of law.

   (4)COVENANTS - The Lessee hereby promises:

   (A)Not to take or disturb any fur bearing animals on the premises except where a permit to do so has been secured from the Wyoming Game and Fish Commission and consent thereto has also been obtained from the State Lane and Farm Loan Office.

   (B)To observe state and federal laws and regulations for the protection of fish and wildlife.

   (C)Not to cut, destroy or remove, or permit to be cut, destroyed or removed, any timber that may be upon the premises. The Lessee shall promptly report to the Lessor the cutting or removal of timber by other persons.

   (D)To maintain all improvements located on the premises in a good state of repair at the Lessee's expense.

   (E)To control noxious weeds and pest at Lessee's expense, in cooperation with Weed and pest Control District.

   (5)RESERVATIONS - The Lessor reserves:

   (A)The right to order the sale of all or any portion of the premises at any time, subject to this lease.

   (B)The right to lease and dispose of all coal, oil, gas, and other minerals, and all deposits of clay, stone, gravel and sand valuable for building, mining, or commercial purposes, and all timber, together with the right to mine and remove such minerals and other deposits and timber with the right of ingress and egress thereto, and to cancel this lease as to any portion of the premises when required for these purposes.

   (C)The right to hold, sell, appropriate or otherwise dispose of any fences or other improvements of any character owned by the Lessee upon the premises, to insure the payment of rentals, damages or other expenses accruing to the Lessor by virtue of this lease.

   (D)The right at any time to grant easements across the premises for ditches, canals, tunnels, telephone and telegraph lines, pipelines, power lines, or other lawful purposes, with right of ingress and egress thereto.

   (F)The right to use or lease the premises or any part thereof at any time for any purpose other than the rights and privileges granted by this lease.

   (G)The privilege of any person to fish in any streams, lakes or ponds, and to hunt, pursue and kill game animals, game birds and migratory birds on the premises pursuant to the Rules and Regulations of the Board of Land Commissioners.

   (H)All rights not expressly granted to Lessee by this lease are reserved to the Lessor.

   (6)ASSIGNMENTS - This lease shall not be assigned without the prior approval of the Lessor. Any assignment of this lease shall be recorded in the State Land and Farm Office.

   (7)SUBLEASES - The premises shall not be subleased or made subject to any contract, or other agreement of any kind, without the approval of the Lessor. Such approval may be conditioned upon payment of additional rental to the Lessor.

   (8)IMPROVEMENTS - The Lessee shall not construct or make improvements upon the premises in excess of the value of $750.00 without first filing an application for permission to construct or make such improvements with the Lessor, which shall be subject to approval or rejection. In case the Lessee fails to comply with the provisions of this paragraph, any and all improvements erected on the premises shall forfeit to and become the property of the Lessor, as provided by law.

   (9)CANCELLATION - If it be determined by the lessor that this lease has been procured by fraud, deceit, or misrepresentation, or if the premises or any part thereof be used for unlawful, unauthorized, or illegal purposes, or if the Lessee fails to perform or violates any of the terms of this lease, the Lessor shall have power and authority to cancel this lease.

   (10)SURRENDER OF PREMISES UPON TERMINATION OF LEASE - The Lessee shall, upon termination of this lease, surrender and deliver unto the Lessor the peaceful and uninterrupted possession of the premises. The Lessee may remove his improvements in accordance with W.S. 36-5-110.

   (11)TIME AND SPECIFIC PERFORMANCE are each of the essence of this lease, and all agreements and conditions herein contained shall extend to and be binding alike upon the heirs, administrators, successors and assigns of the parties hereto.

   (12)RELIANCE - The Lessor has expressly relied on the representations made by the Lessee in the written application to lease the premises.

   (13)EXCHANGE - The lease is granted upon the express condition that should the Lessor hereafter find it to be in the best interest of the Lessor to exchange the lands embraced in this lease for other lands, as provided by law, then this lease may be terminated upon giving the Lessee one (1) year's notice, unless by mutual consent of the Lessor and the Lessee, an earlier date of termination may be fixed.

   (14)BUY-OUT BY LESSOR - The Lessor shall have the right to purchase back from the Lessee all the rights and interests granted to the Lessee by this lease for any portion of the premises at any time by paying to the Lessee the fair market value of those rights and interests for the remaining term of the lease.

   (15)Lessee to restore the surface to as near its original condition as possible upon termination of this lease or any renewal thereof.

  IN WITNESS WHEREOF, the State of Wyoming, Board of Land Commissioners, has caused these presents to be signed by the Director, State Land and Farm Loan Office on this 31st day of October, 1995, and the Lessee has caused these presents to be signed:

                                        LESSOR:THE STATE OF WYOMING
                                        BOARD OF LAND COMMISSIONERS


                                         BY:s/s_______________________
                                               Director
                                               State Land and Farm Loan Office


                                         LESSEE:


                                         John W. Coleman
                                         Kerr-McGee Coal Corporation

                                         Book 347 of Photos, page 25


                      MUTUAL EASEMENT AGREEMENT


  This Agreement ("Agreement") is made and entered into on this 13th day of May, 1976, by and between Kerr-McGee Coal Corporation, a Delaware corporation of Kerr-McGee Center, Oklahoma City, Oklahoma, ("Kerr-McGee") and Wyodak Resources Development Corp., a Delaware corporation of P. O. Box 1400, Rapid City, South Dakota, ("Wyodak").

                         W I T N E S S E T H
  Whereas, the Parties to this Agreement are owners of certain coal properties and certain rights to use land as follows:

  Kerr-McGee is the owner of certain land rights in the properties described in Annex A,

  Wyodak is the owner of certain land rights in the property described in Annex B,

  The Parties are owners as tenants in common of land described in Annex C; and

  Whereas, it is for the mutual benefit of both Parties to enter into this Agreement so as to assist each Party in maximizing the mining of coal and to assist each other in complying with all laws and regulations relating to the mining of coal and reclaiming of land, now therefore,

  In consideration of the promises herein contained the Parties agree as follows:

   1.OVER-STRIPPING EASEMENTS:  Each Party, to the extent said
Party now has and will in the future have the right to grant, grants and agrees to grant to the other Party over-stripping easements in each Party's respective lands as described in Annex A, B and C. The over-stripping easements granted herein give to each Party the right to enter upon the other Party's lands described in Annex A, B and C to slope the ground and change the configuration of that Party's land for the efficient mining and removal of coal by the open pit method, (commonly referred to as strip mining) from the Parties' respective coal lands described in Annex A and B. The rights granted herein shall include the right to temporarily store over burden upon the land of the other. The Party exercising the rights granted herein shall be responsible for the reclaiming of the land disturbed by that Party in compliance with the laws relating thereto. The Parties shall exercise reasonable care to minimize burdens upon mining operations under this Agreement. This Easement does not constitute an easement from Wyodak to Kerr-McGee to mine Kerr-McGee coal under Wyodak surface described as the West Half of the Southwest Quarter of Section 27, Township 50 North, Range 71 West. This Easement does grant over stripping easements on Wyodak land adjacent thereto to be used at such time that Kerr-McGee otherwise acquires the right to mine on the West Half of the Southwest Quarter of Section 27.

   2.RIGHTS-OF-WAY EASEMENTS:  Either Party, to the extent said
Party now has and will in the future have the right to grant shall from time to time grant to the other Party upon reasonable written notice Easements for the use of that Party's lands described in Annex A and B and C for rights-of-way for the purpose of moving machinery, transporting coal and conveying coal and matters incidental to coal mining, for the efficient operation of coal mining by each of the Parties from their lands described in Annex A and B and C in which the Parties possess a right to mine. Such Easements shall not unduly interfere with the efficient operation of the coal mining operations of the Party granting the Easement or any other use or planned use of such land and such Easements shall provide for their being changed to a different location as mining activities or other uses of the land proceed. In those lands described in Annex A and B which belong to the State of Wyoming, Easements which are granted therein shall be subject to approval of the State of Wyoming and each party shall not unreasonably withhold its consent to the State of Wyoming to grant such similar Easement. However, any consideration which may be owing to the State of Wyoming for the exercise of rights in Wyoming land shall be paid by the Party entering upon State land for the purposes herein. These rights and easements shall cease when the Parties' coal mining operations proximate to said land cease.

   3.NO WARRANTY OF TITLE. It is expressly understood that any easements or licenses granted herein contain no warranty of title, exclusive use or quiet enjoyment, expressed or implied by either Party.

   4.WELL NO. 7: Black Hills Power and Light Company, Wyodak, and their successors in interest own a water well known as Well No. 7 through which they obtain water through an adjudicated water right evidenced by Permit No. UW 5543 issued by the State Engineer of Wyoming. Well No. 7 is located on the Northeast Quarter of the Southwest Quarter of Section 22, Township 50 North, Range 71 West in Campbell County, Wyoming, close to the west boundary thereof. In exercising the over-stripping easement granted herein to Kerr-McGee at the location of Well No. 7, Kerr-McGee will interfere with the operation of Well No. 7. When Wyodak mines its coal at that location, Wyodak will interfere with the operation of Well No. 7. Both Parties therefore agree that when mining by either Party interferes with the operation of Well No. 7, both Parties shall be obligated to use reasonable efforts in sealing the Well at a sufficient depth before removing the over burden at the location of the Well and to thereafter restore the Well after the land above the Well has been reclaimed. The expense of preserving Well No. 7 shall be borne equally by both Parties.

   5.ASSIGNABILITY. All rights and obligations of the Parties hereto shall inure to the benefit of and shall be binding upon their respective assigns and successors in interest.

  IN WITNESS WHEREOF the parties through their respective authorized officers have executed this Contract on the day and year first above written.

                                   KERR-McGEE COAL CORPORATION

                                   By /s/ F. A. McPherson
                                   Its President

ATTEST:

/s/ Carter G. Dudley
Its Assistant Secretary

(CORPORATE SEAL)

                                      WYODAK RESOURCES DEVELOPMENT CORP.



                                       By /s/ Robert G. Asheim
                                       Its President

ATTEST:

/s/ Louise S. Kelley
Its Assistant Secretary-Treasurer

 STATE OF OKLAHOMA )
                   )  SS
 COUNTY OF OKLAHOMA)

  On this 13th day of May, 1976, before me, a Notary Public, within and for said County and State, personally appeared F. A. McPHERSON and CARTER G. DUDLEY, who acknowledged themselves to be the President and Assistant Secretary of Kerr-McGee Coal Corporation, a corporation, and that they as such officers being authorized so to do, executed the within and foregoing instrument for the purposes therein contained by signing the name of the corporation by themselves as President and Assistant Secretary, respectively.


                                                     /s/ M. Robinson
                                                          M. Robinson
                                                          Notary Public

(SEAL)

My commission expires:
November 9, 1979


 STATE OF OKLAHOMA )
                   )  SS
 COUNTY OF OKLAHOMA)

  On this 13th day of May, 1976, before me, a Notary Public, within and for said County and State, personally appeared ROBERT G. ASHEIM and LOUISE S. KELLEY, who acknowledged themselves to be the President and Assistant Secretary-Treasurer of Wyodak Resources Development Corp., a corporation, and that they as such officers being authorized so to do executed the within and foregoing instrument for the purposes therein contained by signing the name of the corporation by themselves as President and Assistant Secretary-Treasurer, respectively.


                                                         /s/ M. Robinson
                                                              M. Robinson
                                                              Notary Public

My commission expires:
November 9, 1979


                                                  Book 347 of Photos, page 30


                               ANNEX A

        (to Mutual Easement Agreement dated May 13, 1976)

Township 50 North, Range 71 West of the 6th Principal Meridian,
Campbell County, Wyoming:

  Section 16:    East Half of the Eats Half and the South Half of
                       the South Half;

  Section 20:    Northeast Quarter and the North Half of the
                       Northwest Quarter;

  Section 21:    Northeast Quarter of the Southeast Quarter,
                       Southwest Quarter of the Southeast Quarter, and the Southeast Quarter of the Southwest Quarter;

  Section 22:    Northwest Quarter of the Southwest Quarter'

  Section 27:    West Half of the Southwest Quarter;

  Section 28:    West Half of the Northeast Quarter, East Half of
                        the Northwest Quarter, and the Southwest Quarter of the Northwest Quarter;

  Section 29:    East Half and the East Half of the Southwest
                        Quarter;

  Section 33:    Northwest Quarter of the Northwest Quarter;

  Section 34:    Northwest Quarter of the Northwest Quarter.
                        Book 347 of Photos, page 31


                               ANNEX B

          (to Mutual Easement Agreement dated May 13, 1976)


Township 50 North, Range 71 West of the 6th Principal Meridian,
Campbell County, Wyoming:

  Section 10:    South Half of the Southwest Quarter;

  Section 15:    West Half and the West Half of the East Half;

  Section 21:    North Half, North Half of the Southwest Quarter,
                       Southwest Quarter of the Southwest Quarter,
                       Northwest Quarter of the Southeast Quarter and the Southeast Quarter of the Southeast Quarter;

  Section 22:    Northwest Quarter, West Half of the Northeast
                       Quarter, Southwest Quarter of the Southwest
                       Quarter, Northeast Quarter of the Southwest
                       Quarter, Northwest Quarter of the Southeast
                       Quarter, Southeast Quarter of the Southwest
                       Quarter (less parcels heretofore conveyed to Black
                        Hills), and the Southwest Quarter of the Southeast Quarter (less parcels heretofore conveyed to Black Hills);

  Section 28:    East Half of the Northeast Quarter, Northwest
                       Quarter of the Northwest Quarter and the South
                       Half;

  Section 33:    North Half of the Northeast Quarter and the
                       Northeast Quarter of the Northeast Quarter

                                                 ook 347 of Photos, page 32


                               ANNEX C

     (to Mutual Easement Agreement dated May 13, 1976)


Township 50 North, Range 71 West of the 6th Principal Meridian,
Campbell County, Wyoming:

  Section 20:    Southeast Quarter of the Northwest Quarter,
                       Northeast Quarter of the Southwest Quarter, and the North Half of the Southeast Quarter;

  Section 22:    East Half of the Southeast Quarter;

  Section 23:    West Half of the West Half;

  Section 26:    Northwest Quarter of the Northwest Quarter;

  Section 27:    East Half of the Northeast Quarter and the East
                       Half of the West Half of the Northeast Quarter;

  Section 29:    East Half of the Northwest Quarter;

  Section 32:    Northeast Quarter and the East Half of the
                        Northwest Quarter;

  Section 33:    Southwest Quarter of the Northwest Quarter.
                        SUPPLEMENTAL AGREEMENT


  THIS AGREEMENT is made and entered into on this 31st day of May, 1979, by and between Kerr-McGee Coal Corporation, a Delaware corporation, whose post office address is Kerr-McGee Center, Oklahoma City, Oklahoma 73125, hereinafter cared "Kerr-McGee", and Wyodak Resources Development Corp., a Delaware corporation, whose address is P. O. Box 1400, Rapid City, South Dakota 57709, hereinafter called "Wyodak".

  WHEREAS, the parties have entered into a "Mutual Easement Agreement" dated May 13, 1976granting each other certain mutual benefits authorizing each party to conduct mining operations on theirrespective coal interests in a mutually economic and beneficial manner, and the parties along with BlackHills Power and Light Company ("Black Hills") have entered into an Agreement pertaining to Water and Mining Rights ("Water Agreement"), defining the respective rights of the parties concerning mung and water rights on certain lands, and WHEREAS, the parties desire to supplement that Mutual Easement Agreement so as to provide for a more definitive scheduling and pattern of use by each of the parties of the lands of the other, such lands described in Exhibit "A", attached hereto, and to lessen the possibility of conflict in the conduct of the operations of the parties, all as more specifically hereinafter provided; and

  WHEREAS, it is expressly understood and agreed that this Agreement supplements and does not supersede that Mutual Easement Agreement or Water Agreement, nor is it intended to grant to any party rights of use in addition to those granted in said Mutual Easement Agreement and Water Agreement (except the right to mine certain Non-Operator's coal under the provisions of Section
4), nor is this Agreement intended to grant any right to Kerr-McGee to use for mining purposes the surface lands of Wyodak described as the West Half of the Southwest Quarter of Section 27, Township 50 North, Range 71 West in Campbell County, Wyoming, nor is this Agreement intended to constitute any approval or consent by Wyodak of any mining plan or reclamation plan which either has been or will be submitted by Kerr-McGee to state or federal authorities,

  NOW THEREFORE, in consideration of the premises, and the mutual agreement of the parties hereto and the benefits to be derived therefrom, the parties agree as follows:
   SECTION 1.OPERATING PLAN. At least six (6) months prior to the date of anticipated commencement of activities and operations by either party hereto, the party intending to exercise its rights hereunder (referred to herein as "Operator" ), shall give the other party (referred to herein as "Non-- Operator"), written notice thereof. Such notice shall have transmitted therewith a copy of the proposed operating plan ("Operating Plan") setting forth the duration of use and occupation of the Non-Operator's lands and leases, and the description of the lands to be so used and occupied. The Operating Plan shall not exceed a period of five years and any use and occupation of the Non-Operator's lands and leases beyond said five years must be covered by another Operating Plan to be submitted and approved as set forth herein.
  Said proposed Operating Plan shall further specify the configuration of the pit and backslope, proposed water diversions, plans for rerouting or relocation of utilities, roads, pipelines, railroads and any and all other surface facilities. Said proposed Operating Plan shad have taken into account and provided for the surface mining operation upon the lands and leases which are the subject matter of this Agreementin such, manner as to provide for the reclamation of the surface estate in accordance with the plans of the parties as approved by the appropriate federal and state regulatory agencies exercising jurisdiction over the parties and their respective operations.
  Within thirty (30) days following the receipt of the proposed Operating
Plan, the Non-Operator shall notify Operator in writing of any changes Non-Operator deems necessary in the proposed Operating Plan for the protection of its mining rights and property and the rights and property of others and to prevent unreasonable interference with any mining operations contemplated by Non-Operator or any operations of other Parties. The proposed Operating Plan submitted by Operator shall be deemed acceptable to Non-Operator if it does not submit any changes within that thirty (30) day period. Following receipt of all approvals of the Operating Plan, including any approvals required by the appropriate federal and state regulatory agencies, Operator may exercise the rights granted in said Mutual Easement Agreement to enter upon the lands of Non-Operator to conduct such operations in accordance with the Operating Plan as finally approved. Any subsequent amendment of the approved Operating Plan or additional Operating Plan shall require an additional 30 days notice to the Non-Operator and its approval as above provided and approval by the appropriate federal and state regulatory agencies prior to the conduct of any operations pursuant to said amended or new Operating Plan.

   SECTION 2.COMPLIANCE WITH MINING AND RECLAMATION LAWS, RULES AND
REGULATIONS. It is agreed as between the parties hereto that the Operator will perform all operations necessary and required to comply with all applicable mining and reclamation laws, rules and regulations, in effect or as hereafter may be enacted or promulgated, relative to the lands subject to this Agreement which are disturbed or affected, whether directly or indirectly, as a result of the operations and activities of said Operator. Such obligation and responsibility shall continue in accordance with the requirements of such laws, rules and regulations until such time as actual mining operations, which shall be deemed to occur with the removal of topsoil or overburden if topsoil has not been replaced in accordance with the approved mining plan of Operator, are commenced by the other party on the said disturbed or affected land, at which tone said other party shall assume the responsibility and obligations of the "Operator" as provided herein. The obligation and responsibility of the said other party shad continue until the termination of this Agreement as hereinafter provided.
   SECTION 3.COMPLETION OF OPERATIONS. Upon completion of operations upon the lands and leases of the other party, the Operator having conducted such operations and having completed the same shall give written notice of such completion to the Non-Operator. The Non-Operator shall verify within sixty
(60) days after having received said notice that completion to the satisfaction of Non-Operator has occurred or set forth specific written objections thereto to Operator. The Operator agrees to use its best efforts to satisfy all written objections or claims within a reasonable time.
Provided, however, any verification of completion of operations given by Non-Operator shall not be construe as a waiver by Non-Operator of Operator's contractual obligation as herein provided to perform the required reclamation of the lands subject to this Agreement. Upon notice and verification of completion without objection having been given and received, or satisfaction by Operator of all written objections tendered by Non-Operator and verification of completion having been given and received, and upon satisfaction of all requirements of the applicable federal and state mining and reclamation laws, rules and regulations, the party having conducted operations shall have no responsibility hereunder to conduct further operations upon the lands of the other party. The conduct of operations upon the lands and leases of the other party and the completion of same as provided in the proceeding sentence may be accomplished in whole or In part on an area-by-area basis.
Upon both parties having exercised their rights hereunder as to an the lands covered hereby, and notice and verification of completion having been given and received, and upon satisfaction of all applicable mining and reclamation laws, rules and regulations by each of the parties in its capacity as Operator, and the settlement of any coal imbalance existing at the conclusion of mining operations as hereinafter provided, this Supplemental Agreement shall terminate.
   SECTION 4.RIGHT TO MINE CERTAIN COAL OF NON-OPERATOR. Removal of commercial coal from the property of Non-Operator hereunder shall only be undertaken following receipt of all necessary approvals and consents from the state or federal leasing authority as applicable and shall be limited to coal lying above the backstops line, i.e., coal occurring within the volume of material to be removed from the lands of Non-Operator pursuant to the approved Operating Plan of Operator, as provided above, including the coal mined from Non-Operator's lands due to the slope angle of the coalseam. Operator will be responsible for the payment of all fees and for posting of any bonds necessary to obtain any license or similar authorization which may be required by the state or federal authorities. Non-Operator hereby agrees to cooperate with Operator as necessary in obtaining such approvals and consents.

   SECTION 5.DETERMINATION OF QUANTITIES OF NON-OPERATOR'S COAL. If at anytime the Operator removes coal owned or leased by Non-Operator from the lands of Non-Operator due to the backslope encroaching on the Non-Operator's lands pursuant to an approved Operating Plan, the quantity of such coal shall be determined at Operator's sole expense by a mutually acceptable independent aerial photography and photogrammetry organization in conformance with sound and accepted engineering practices. Said independent organization will be required to deliver to each of the parties a complete monthly report showing the total quantity of an such coal mined and removed from the property of the other party, if any, during the preceding month together with copies of all photographs, charts and other data used in arriving at such total.
   SECTION 6.OBLIGATION OF OPERATOR TO PAY ROYALTIES AND TAXES ON NON-OPERATOR'S MINED COAL. Operator agrees to pay promptly when due, and to the individuals or agencies authorized to receive such payments, all royalty or similar burdens in accordance with the provisions of any lease or other agreement subject to which such coal is held and all severance, reclamation, black lung and similar taxes that are now or may hereafter be levied and computed on the amount or value of the coal owned or leased by Non-Operator and mined and removed by Operator from the lands of Non-Operator.
   SECTION 7.PAYMENT FOR IMBALANCE OF COAL MINED. It is the intent of the parties that coal mining operations hereunder shall be planned and conducted as practicable so as to equalize the amounts of coal owned or leased by the parties that each party may ultimately mine and remove from the lands of the other. At the end of every one year period, the total number of tons of coal owned or leased by each of the parties and mined and removed by the other party hereunder shad be determined and compared. If the quantities of such coal are unequal, the party mung and removing the greater quantity of such coal shall pay to the other party the sum of $1.00 per ton for each ton of coal mined and removed from the lands of the other party in excess of that mined and removed from its lands by said other party. The payment shall be promptly made upon 30 days notice given by the party entitled to receive same following each one year period of this Agreement and upon the completion of all miring operations hereunder.
 If at any time payment is to be made under thin Section 7 either party believes the price of $1.00 per ton to be paid for such excess coal is inequitable because of changed circumstances or otherwise, it may, not less than 30 days from the date of the notice provided for in the preceding paragraph, request a review of the price to be paid. The parties shall meet within 15 days of receipt by the other party of such request and shall endeavor to reach agreement on a fair and equitable price which is appropriate having regard to the prevailing market level for coal of similar type and quality under generally similar terms and conditions. If the parties are unable to agree on such price at any time payment is made under this provision, the price to be paid shad be determined by a committee of three persons, one to be selected by each party and the two to select the third member.
   SECTION 8.SUSPENSION UNTIL RIGHTS AND PERMITS CAN BE OBTAINED. Loss of any of the Uniting rights, leasehold interests, permits or licenses necessary for the conduct of any of the mining operations hereunder will not automatically terminate this Agreement, but all mining operations on the lands of Non-Operator will be suspended until such necessary rights, interests, licenses or permits are restored, the parties to exercise due diligence in the pursuit of restoring same, or other mutually acceptable arrangements are made. In the event such rights, interests, licenses or permits are not restored within a reasonable time and other mutually acceptable arrangements cannot be agreed upon, notwithstanding anything to the contrary contained herein, this Agreement will terminate, except as to obligations for reclamation theretofore accrued and the obligation to make payment in accordance with the procedures hereinabove provided for any cow imbalance existing on the date of such termination and not previously paid.
   SECTION 9.RELEASE OR SURRENDER OF MINING RIGHTS AND
LEASEHOLD INTERESTS. The parties hereto are currently negotiating with the Secretary of the Department of Interior for the exchange of certain of the coal mining and leasehold rights and interests which are included in the lands described in Exhibit "A" for coal mining and leasehold rights and interests located elsewhere. It is understood and agreed that either party to this Agreement may at any time and from time to time surrender or relinquish all or any portion of its mining rights and leasehold interests in and to the lands included in this Agreement without incurring liability or being in default hereunder, including any liability pursuant to Section 14 below; provided, however, if any Operator is actively engaged in the mining and removal of coal from said lands, such Operator will be given 3 months advance written notice of the surrender or relinquishment of the rights and interests therein, and upon the effective date of the surrender and relinquishment of the rights and interests, all mining of coal by Operator hereunder from the lands of Non-Operator which have been surrendered and relinquished will cease; however, Operator's obligations for reclamation of such lands shall continue in accordance with this Agreement and the requirements of state and federal laws, rules and regulations applicable thereto. This Agreement will continue in all respects as to the lands, rights and interests which are not surrendered and relinquished as otherwise provided herein.
   SECTION 10.ACCESS AND INSPECTION. The parties agree that each shall have the right, upon prior notice to the other, at its sole risk, cost and expense, to full access to the lands subject to this agreement and the operations being conducted thereon as herein provided with the right to observe and to be kept fully informed by the other party with respect to all such operations and activities.
   SECTION 11.REMOVAL OF STRUCTURES. The party initiating the right to use and occupy the lands and leases of the other party may, at its sole risk, cost and expense, remove or relocate any structures located upon the lands and leases to be used and occupied, provided that said removal or relocation is approved in writing by the party whose structures are to be removed or relocated; and further provided that, notwithstanding anything contained in this Agreement to the contrary, such relocations shall be in accordance with any agreements pertaining thereto between the parties hereto entered into prior to this Agreement. Such approval shall not be unreasonably withheld.
   SECTION 12.COMPLIANCE WITH LAWS AND REGULATIONS. The parties shall conduct their respective operations and activities upon, within and under the lands and leases of the other party as herein provided in accordance and in compliance with all applicable laws, rules and regulations now existing or hereinafter enacted, adopted or promulgated by any federal, state, county or other governmental authority having jurisdiction over the subject matter of this; Agreement and in conformance with the terms and conditions of any lease under which title to the applicable lands may be held.
   SECTION 13.NOTICE. Any notices or other communications to be given pursuant to this Agreement shall be by first class certified mail, return receipt requested, postage prepaid, to the parties at their respective office addresses first above written.
   SECTION 14.WARRANTIES. The parties make no warranty whatsoever with respect to the lands or leases which are the subject of this Agreement, except that Wyodak and Kerr-McGee each, for itself and its successors and assigns, covenant to warrant to and forever defend the rights of the other party hereto to the subject lands and leases which are the subject matter of this Agreement against the claims of all persons claiming by, through or under such warranting party, its successors or assigns, arising from or as a result of any rights granted by the parties in any of the lands described in Exhibit "A" subsequent to the date of this Agreement.
   SECTION 15.SAVE HARMLESS. Any Operator operating upon the lands of the other party pursuant to rights granted or referred to herein shall save Non-Operator harmless from any obligations and costs, including, but not limited to, personal injury or death, property damages, taxes and governmental impositions, arising out of the use and possession of the Non-Operator's lands except only for those obligations set forth herein.
   SECTION 16.ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and assigns.
  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                WYODAK RESOURCES DEVELOPMENT CORP.


                                BY: s/ Robert G. Asheim
                                 KERR-McGEE COAL CORPORATION


                                BY: s/ James G. Randolph

 STATE OF SOUTH DAKOTA)
                      )SS.
 COUNTY OF PENNINGTON )

  The foregoing instrument was acknowledged before me this 31st day of May, 1979, by Robert G. Asheim of Wyodak Resources Development Corp., on behalf of the corporation.

  Witness my hand and official seal.


                                                   s/   Elinore Strelia
                                                        Notary Public

My commission expires:      June 26, 1986



  STATE OF SOUTH DAKOTA)
                       )SS.
  COUNTY OF PENNINGTON )

  The foregoing instrument was acknowledged before me this 31st day of May, 1979, by James G. Randolph of Kerr-McGee Coal Corporation, on behalf of the corporation.

  Witness my hand and official seal.


                                             s/   Elinore Strelia
                                                  Notary Public

My commission expires:     June 26, 1986


                              EXHIBIT A


        (TO SUPPLEMENTAL AGREEMENT DATED ______________, 1979)


                           KERR-McGEE LANDS

       Township 50 North, Range 71 West of the 6th Principal Meridian, Campbell County, Wyoming:

       Section 16:    East Half of the East Half and the South Half of the
                            South Half;

       Section 20:    Northeast Quarter and the North Half of the Northwest
                            Quarter;

       Section 21:    Northeast Quarter of the Southeast Quarter, Southwest
                            Quarter of the Southeast Quarter, and the Southeast Quarter of the Southwest Quarter;

       Section 22:    Northwest Quarter of the Southwest Quarter;

       Section 27:    West Half of the Southwest Quarter;

       Section 28:    West Half of the Northeast Quarter, East Half of the
                            Northwest Quarter, and the Southwest Quarter of the Northwest Quarter;

       Section 29:    East Half and the East Half of the Southwest Quarter;

       Section 33:    Northwest Quarter of the Northwest Quarter;

       Section 34:    Northwest Quarter of the Northwest Quarter.


                             WYODAK LANDS

       Township 50 North, Range 71 West of the 6th Principal Meridian, Campbell County, Wyoming:

       Section 10:    South Half of the Southwest Quarter;

       Section 15:    West Half and the West Half of the East Half;

       Section 21:    North Half, North Half of the Southwest Quarter,
                            Southwest Quarter of the Southwest Quarter,
                            Northwest Quarter of the Southeast Quarter and the Southeast Quarter of the Southeast Quarter;

       Section 22:    Northwest Quarter, West Half of the Northeast Quarter,
                             Southwest Quarter of the Southwest Quarter,
                             Northeast Quarter of the Southwest Quarter,
                             Northwest Quarter of the Southeast Quarter,
                             Southeast Quarter of the Southwest Quarter
                             (less parcels heretofore conveyed to Black
                             Hills), and the Southwest Quarter of the Southeast Quarter (less parcels heretofore conveyed to Black Hills);

       Section 28:    East Half of the Northeast Quarter, Northwest Quarter
                             of the Northwest Quarter and the South Half;

       Section 33:    North Half of the Northeast Quarter and the Northeast
                            Quarter of the Northwest Quarter.


                         JOINTLY OWNED LANDS

       Township 50 North, Range 71 West of the 6th Principal Meridian, Campbell County, Wyoming:

       Section 20:    Southeast Quarter of the Northwest Quarter, Northeast
                            Quarter of the Southwest Quarter, and the North Half of the Southeast Quarter;

       Section 22:    East Half of the Southeast Quarter;

       Section 23:    West Half of the West Half;

       Section 26:    Northwest Quarter of the Northwest Quarter;

       Section 27:    East Half of the Northeast Quarter and the East Half of
                             the West Half of the Northeast Quarter;

       Section 29:    East Half of the Northwest Quarter;

       Section 32:    Northeast Quarter and the East Half of the Northwest
                             Quarter;

       Section 33:    Southwest Quarter of the Northwest Quarter.

                                        Book 1431 of Photos, Page 281

                                        Book 7 of Photos, page 4

                       AGREEMENT PERTAINING TO

                       WATER AND MINING RIGHTS


  This agreement ("Agreement") is entered into on this 13th day of May, 1976, by and among Kerr-McGee Coal Corporation, a Delaware corporation, of Kerr-McGee Center, Oklahoma City, Oklahoma, ("Kerr-McGee"), Wyodak Resources Development Corp., a Delaware corporations of P. O. Box 1400, Rapid City, South Dakota, ("Wyodak"), and Black Hills Power and Light Company, a South Dakota corporation, of P. O. Box 1400, Rapid City, South Dakota, ("Black Hills").
                         W I T N E S S E T H
  Whereas, Kerr-McGee is the lessee of the federal coal situated in the property described in Exhibit A attached to this Agreement and is the owner of the fee title to the property described in Exhibit B attached to this Agreement, and Kerr-McGee further has obtained a Right to Mine from Wyodak on the property described in Exhibit C attached to this Agreement, and
  Whereas, Wyodak (a wholly-owned subsidiary of Black Hills) is a lessee of the federal coal, coal owned by others, and is the owner of fee coal situated in the property described in Exhibit D attached to this Agreement and Wyodak is further the owner of the fee title to the property described in Exhibit E attached to this Agreement and Black Hills is the owner of the fee title to the property described in Exhibit F attached to this Agreement, and
  Whereas, Black Hills is an electric utility engaged in the generation, transmission, distribution and sale of electric power and energy and operates and maintains certain power plants situated upon its property described at Exhibit F and is further (along with others) in the process of causing other power plants to be constructed upon the lands of Black Hills described in Exhibit F, and
  Whereas, Black Hills is the grantee of rights granted by Wyodak Coal
Co., in an instrument (referred to herein as the "Wyodak Coal Co.--Black Hills Easement") dated October 16, 1954, and filed of record with the County Clerk of Campbell County, Wyoming, in Book 22 on Page 192 and 193, Black Hills contends, Black Hills was granted certain rights to use certain lands, including Kerr-McGee fee lands described in Exhibit B, and
  Whereas, in order to establish sufficient water resources to supply the necessary water for the operation and maintenance of Black Hills' presently existing electric generating power plants and those electric power plants now in construction (including a 330 mw electric generating station now being constructed by Black Hills and Pacific Power & Light Company) and to be constructed on Black Hills' and Wyodak's fee lands described in Exhibits E and F, Black Hills has filed with the State of Wyoming applications for the appropriation of water from the Ditto Lake Aquifer (as hereinafter defined)

     Ditto Well No. 1        Permit No. UW 15582
     Wyodak Well No. 13      Action Pending
     Wyodak Well No. 14      Action Pending
     Wyodak Well No. 15      Action Pending

and it has further made two surface water filings, Temporary Filing No. 21-3/149, which asks for a diversion of an exposed sump east of the main surface bed of water and Temporary Filing No. 21-3/171, which asks diversion from the main surface body; and
       ("Ditto Lake Aquifer") for the purposes of this Agreement shall mean both the underground water and surface water which is contained within a large underground aquifer composed of scoria (burned out coal cylinders). The scoria bed with depth of up to 200 feet below the surface, has an area estimated at some two square miles. The surface manifestation of Ditto Lake is located approximately at the center of Section 20, Township 50, Range 71 in Campbell County, Wyoming, and the underground portion of Ditto Lake is believed to be located in parts of Sections 18, 19, 20, 21, 28 and 29 in Township 50,
       Range 71, Campbell County, Wyoming, and possibly other adjacent lands) and

  Whereas, Kerr-McGee desires to be able to mine and remove its coal from its coal properties described in Exhibit A and Black Hills and Wyodak desire to preserve their water rights for the purpose of coal mining and electric power generation, and
  Whereas, the Parties enter into this Agreement in order to establish certain rights and obligations, now therefore,
  In consideration of the mutual covenants herein contained, and an Agreement for the Sale of Property dated of even date to which this Agreement is a part thereof, the parties agree as follows:
   1.WYOMING WATER RIGHTS: The parties enter into this Agreement with the understanding that the waters of the State of Wyoming are subject to the appropriation of those waters for beneficial use under the laws and regulations of the State of Wyoming.
   2.BLACK HILLS' QUIT CLAIM OF EASEMENT RIGHTS: Black Hills does hereby quit claim, release and relinquish unto Kerr-McGee any rights which Black Hills may have received pursuant to the terms of the Wyodak Coal Co.-Black Hills Easement and any other easement which may have heretofore been granted to Black Hills in the fee lands of Kerr-McGee described in Exhibit B, except for the following easements:
  (a) Right-of-Way Easement granted by Homestake Mining Company dated June 23, 1975, and recorded in Book 325, Page 332 of the records of the County Clerk of Campbell County, Wyoming, for a water pipeline as modified by Kerr-McGee on May 13, 1976, and going across the Northeast Quarter and the East Half of the Northwest Quarter of Section 32,
       Township 50, Range 71 in Campbell County, Wyoming; and

  (b) Black Hills reserves the right to continue to operate and maintain any electric transmission and distribution lines which are in existence on the date hereof on Kerr-McGee's property described in Exhibit A pursuant to easements found recorded in Book 41, page 251 and Book 179, Page 43 of the records of the County Clerk of Campbell County, Wyoming, subject to the right of Kerr-McGee to cause said facilities to be relocated at Black Hills' expense upon reasonable notice in order to accommodate the mining of coal by open pit methods or other Kerr-McGee uses of the land.

This quit claim shall not operate to release any Wyoming water right.

   3.DITTO LAKE AQUIFER. Kerr-McGee in the mining and removal of its coal shall be obligated to use reasonable efforts to prevent substantial drainage of the water from the Ditto Lake Aquifer and the loss of the Ditto Lake Aquifer water resource. If Kerr-McGee should penetrate the scoria bed so as to cause substantial drainage of the waters of Ditto Lake Aquifer in mining of the coal around the edge of the scoria bed which holds the waters of the Ditto Lake Aquifer, Kerr-McGee shall be obligated to use reasonable efforts in damming or sealing the scoria bed in order to prevent the substantial drainage of the water of the Ditto Lake Aquifer. If Kerr-McGee by the mining of its coal should cause substantial drainage of the waters of the Ditto Lake Aquifer, Kerr-McGee shall be obligated to pump that water drainage back into the natural drainage of Ditto Lake Aquifer so as to replenish that water source so as to minimize the loss of the waters of the Ditto Lake Aquifer.
   4.WATER FOR MINING:  Nothing herein shall prevent Kerr-McGee and
Wyodak from using water which may seep into their mining pits for their own purposes in the mining of coal provided that Kerr-McGee returns water as provided in Section 3 above.
   5.EASEMENTS OVER KERR-MCGEE'S LAND: Black Hills shall have an easement over Kerr-McGee lands overlying the Ditto Lake Aquifer scoria bed. This easement is for power generation and coal mining purposes and Black Hills shall have the right to drill water wells (the total of water wells on said easement not to exceed four at any one time), and appropriate surface water (not to exceed one point of diversion at any one time). Further, Black Hills and Wyodak shall have the right to construct, operate and maintain pumps, water pipelines or other means of conveyance to convey said water, provided that none of these easement rights shall interfere with Kerr-McGee, its successors and assigns, in the mining of its coal and use of the surface of said lands. Upon reasonable notice from Kerr-McGee, Black Hills shall at its own expense relocate any wells and pipelines, other means of conveyance, and any associated facilities on said lands.
   6.EASEMENTS FOR WELLS 8 AND 12: Kerr-McGee does specifically grant an easement to Black Hills to operate and maintain, repair and replace two existing water wells Nos. 8 and 12 situated upon the East Half of the West Half of the Northeast Quarter of Section 27, Township 50, Range 71 in Campbell County, Wyoming, and to operate and maintain and replace water pipelines over said property herein described in order to convey water from said wells to facilities of Black Hills located on the property described in Exhibit F, subject to Kerr-McGee's right to cause the pipelines to be relocated at Black Hills' expense.
   7.COVENANTS RUNNING WITH THE LAND: Easements and rights to use land granted herein shall be considered running with the land.
   8.ASSIGNABILITY. This Agreement and any and all rights and obligations herein shall inure to and be binding upon the respective assignees and successors in interest of the Parties hereto.
  IN WITNESS WHEREOF the Parties through their respective authorized officers have executed this Agreement on the day and year first above written.

                                         KERR-MCGEE COAL CORPORATION


     ATTEST:                            By:   s/s F.A. McPherson
                                              Its President

Carter G. Dudley
Its Asst-Secretary

(CORPORATE SEAL)


                                          WYODAK RESOURCES DEVELOPMENT CORP.

      ATTEST:                             By    s/s Robert G. Asheim
                                               Its President
s/s Louise S. Kelley
Its Assistant Secretary-Treasurer




                                          BLACK HILLS POWER AND LIGHT COMPANY



     ATTEST:                              By   Robert G. Asheim
                                               Its President

 s/s Louise S. Kelley
Its Assistant Secretary-Treasurer

(CORPORATE SEAL)


 STATE OF OKLAHOMA )
                   )ss
 COUNTY OF OKLAHOMA)

  On this 13th day of May, 1976, before me, a Notary Public within and for said County and State, personally appeared F. A. McPHERSON and CARTER G. DUDLEY, who acknowledged themselves to be the President and Assistant Secretary of Kerr-McGee Coal Corporation, a corporation, and that they as such officers being authorized so to do executed the within and foregoing instrument for the purposes therein contained by signing the name of the corporation by themselves as President and Assistance Secretary, respectively.


                                             s/s M. R. Robinson
      (SEAL)                                     M. Robinson
                                                 Notary Public

My commission expires:
November 9, 1979

 STATE OF OKLAHOMA )
                   )ss
 COUNTY OF OKLAHOMA)

  On this 13th day of May, 1976, before me, a Notary Public within and for said County and State, personally appeared ROBERT G. ASHEIM and LOUISE S. KELLEY, who acknowledged themselves to be the President and Assistant Secretary-Treasurer of Wyodak Resources Development Corp., a corporation, and that they as such officers being authorized so to do executed the within and foregoing instrument for the purposes therein contained by signing the name of the corporation by themselves as President and Assistant Secretary-Treasurer, respectively.


                                               s/s M. Robinson
                                               M. Robinson
                                               Notary Public
My commission expires:
November 9, 1979


 STATE OF OKLAHOMA )
                   ) ss
 COUNTY OF OKLAHOMA)

  On this 13th day of May, 1976, before me, a Notary Public within and for said County and State, personally appeared ROBERT G. ASHEIM and LOUISE S. KELLEY, who acknowledged themselves to be the President and Assistant Secretary-Treasurer of Black Hills Power and Light Company, a corporation, and that they as such officers being authorized so to do executed the within and foregoing instrument for the purposes therein contained by signing the name of the corporation by themselves as President and Assistant Secretary-Treasurer, respectively.


      (SEAL)                                            s/s M. Robinson
                                                        Notary Public

My commission expires:
November 9, 1979


                             EXHIBIT A

(To be attached to Agreement Pertaining to Water and Mining Rights dated May 13, 1976)

  Township 50 North, Range 71 West of the 6th Principal Meridian, Campbell County, Wyoming:

   Section 16:All;

   Section 17:All;

   Section 20:      North Half of the Northwest Quarter, the Northeast
                        Quarter, the South Half of the South Half, the Southwest Quarter of the Northwest Quarter, and the Northwest Quarter of the Southwest Quarter;

  Section 21:       Southeast Quarter of the Southwest Quarter, the
                        Southwest Quarter of the Southeast Quarter, and the Northeast Quarter of the Southeast Quarter;

  Section 22:       Northwest Quarter of the Southwest Quarter;

  Section 28:       West Half of the Northeast Quarter, East Half of the
                        Northwest Quarter and the Southwest Quarter of the Northwest Quarter;

  Section 29:       East Half and the Southwest Quarter
                        Book 1431 of Photos, Page 291


                              EXHIBIT B

(To be attached to Agreement Pertaining to Water and Mining Rights dated May 13, 1976)

  Township 50 North, Range 71 West of the 6th Principal Meridian,
  Campbell County, Wyoming:

  Section 17:    Southeast Quarter, East Half of the northeast Quarter,
                       Southwest Quarter of the Northeast Quarter, and the Southeast Quarter of the Southwest Quarter;

  Section 20:    South Half of the Southeast Quarter and the Southeast
                       Quarter of the Southwest Quarter;

  Section 21:    Northeast Quarter of the Southeast Quarter, Southwest
                       Quarter of the Southeast Quarter and the Southeast Quarter of the Southwest Quarter;

  Section 22:    Northwest Quarter of the Southwest Quarter;

  Section 28:    West Half of the Northeast Quarter, East Half of the
                       Northwest Quarter, and the Southwest Quarter of the
                        Northwest Quarter;

 Section 29:    East Half and the East Half of the Southwest Quarter.


                                                Book 1431 of Photos, Page 292


                                           EXHIBIT C

(To be attached to Agreement Pertaining to Water and Mining Rights dated May 13, 1976)

  Township 50 North, Range 71 West of the 6th Principal Meridian,
  Campbell County, Wyoming:

  Section 17:    Southwest Quarter of the Southwest Quarter;

  Section 18:    Southeast Quarter of the Southeast Quarter;

  Section 19:    Northeast Quarter of the Northeast Quarter;

  Section 20:    North Half of the Northwest Quarter, the Northeast
                        Quarter.


                                                 Book 1431 of Photos, Page 293


                                       EXHIBIT D

(To be attached to Agreement Pertaining to Water and Mining Rights dated May 13, 1976)

  Township 50 North, Range 71 West of the 6th Principal Meridian,
  Campbell County, Wyoming:

  Section 10:    South Half of the Southwest Quarter;

  Section 15:    West Half and the West Half of the East Half;

  Section 21:    North Half, North Half of the Southwest Quarter,
                       Southwest Quarter of the Southwest Quarter, the Northwest Quarter of the Southeast Quarter, and the Southeast Quarter of the Southeast Quarter;

  Section 22:    Northwest Quarter, Southwest Quarter of the Southwest
                        Quarter, East Half of the Southwest Quarter and the
                       West Half of the East Half;

  Section 28:    Northwest Quarter of the Northwest Quarter, South Half
                        and East Half of the Northeast Quarter;

  Section 33:    North Half of the Northeast Quarter, and the Northeast
                       Quarter of the Northwest Quarter.


                                                Book 1431 of Photos, Page 294


                              EXHIBIT E

(To be attached to Agreement Pertaining to Water and Mining Rights dated May 13, 1976)

  Township 50 North, Range 71 West of the 6th Principal Meridian,
  Campbell County, Wyoming:

  Section 21:    North Half, North Half of the Southwest Quarter,
                       Southwest Quarter of the Southwest Quarter, Northwest Quarter of the Southeast Quarter and the Southeast Quarter of the Southeast Quarter;

  Section 22:    West Half of the Northeast Quarter, Southwest Quarter
                       of the Southwest Quarter, East Half of the Southwest Quarter (except for Parcels heretofore conveyed to Black Hills) and the West Half of the Southeast Quarter;

  Section 28:    East Half of the Northeast Quarter, Northwest Quarter
                       of the Northwest Quarter, and the South Half;

  Section 33:    North Half of the Northeast Quarter.
                        Book 1431 of Photos, Page 295

                                                 Book 347 of Photos, page 18

                              EXHIBIT F

(To be attached to Agreement Pertaining to Water and Mining Rights dated May 13, 1976)

  Township 50 North, Range 71 West of the 6th Principal Meridian,
  Campbell County, Wyoming:

  Section 27:    Northwest Quarter and the West half of the West Half of
                    the Northeast Quarter.




                     United States Department of the Interior

                     Bureau of Land Management
                        Wyoming State Office
                           P. O. Box 1828
                   Cheyenne, Wyoming  82003-1828

  In Reply Refer To:
  3400
  WYW073289
  WYW0111833
  WYW0313666
  WYW0313668
  WYW141918
  3420
  WYW78630
  3435
  WYW85379
  3480
  WYW133400
  (CASPLMU3)
  WYW133403
  (CASPLMU6)

CERTIFIED-RETURN RECEIPT REQUESTED

                           D E C I S I O N

       ASSIGNOR:                        :
                                        :
  Kerr-McGee Coal Corporation           :
    P. O. Box 25861                     :
  Oklahoma City, Oklahoma 73125         :
                                        :      Federal Coal
      ASSIGNEE:                         :
                                        :
 WYODAK Resources Development Corp.     :
     P. O. Box 1400                     :
 Rapid City, South Dakota 57709         :

            Assignment Approved and Lease Bond Accepted
                Bond Period of Liability Terminated
                    Logical Mining Units Merged
           Logical Mining Unit Terminated and Case Closed
                    Logical Mining Unit Modified
                     Lease Partially Segregated
            Segregated Lease Terminated and Case Closed
             Leases Segregated from Logical Mining Unit
                 Leases Terminated and Cases Closed
                 Individual Lease Bonds Terminated

            Assignment Approved and Lease Bond Accepted

A 100 percent record title interest assignment in Federal coal lease WYW0313668 from Kerr-McGee Coal Corporation (KM), Assignor, to WYODAK Resources Development Corp. (WYODAK), Assignee, has been filed in this office. The assignment has been examined, found acceptable, and is attached for the Assignor and Assignee. PLEASE NOTE: This lease is currently the subject of a pending appeal at the Interior Board of Land Appeals (IBLA), IBLA 97-26. The appeal relates to issues concerning the payment of advance royalty in lieu of continued operations.

Federal coal lease WYW0313668, now held by WYODAK, affects the following lands in Campbell County, Wyoming:

  T. 50 N. R. 71 W.,     6th P.M.,      Wyoming
   Sec. 8:                                All;
   Sec. 9:                                 W2;
   Sec. 17:                                All;
   Sec. 20:                               NE, N2NW and SWNW

  Containing 1,880.00 acres.

The bond identified below, with WYODAK as Principal, has been examined, found satisfactory, and is accepted as of June 1, 1997.
Please Note: The following bond amount is based on an annual bond review completed for the lease in February 1997.

Lease                                          Bond
Serial Number        Surety                    Number           Amount

WYW0313668        St. Paul Fire and Marine    400JR4338        $6,000
                    Insurance Company

                 Bond Period of Liability Terminated

The period of liability under the bond identified below, with KM as Principal, is terminated effective June 1, 1997, the effective date of approval of WYODAK's bond for Federal coal lease WYW0313668. There is a presumption that the lease account is in good standing, subject to audit by the Minerals Management Service (MMS).


  Lease                                         Bond
Serial Number          Surety                  Number          Amount

WYW0313668        Safeco Insurance Company    2971100-2266      $7,000
                   of America

                     Logical Mining Units Merged
            Logical Mining Unit Terminated and Case Closed

KM's East Gillette Federal Mine/Clovis Point Mine Logical Mining Unit
(LMU) WYW133400 (CASPLMU3) (KM's LMU), consists of Federal coal lease WYW0313668, unleased Federal coal determined to contain no recoverable reserves, and State of Wyoming coal lease O-26651. As a result of the following, KM's LMU is merged into the Wyodak Mine LMU WYW133403 (CASPLMU6) (WYODAK's LMU). WYODAK's LMU is the surviving LMU and KM's LMU is terminated effective June 1, 1997. The case file for KM's LMU is closed.

1.Approval of the assignment of Federal coal lease WYW0313668 from KM to WYODAK; and

2.WYODAK is now the holder of State of Wyoming coal lease O-26651.

                     Logical Mining Unit Modified
                      Lease Partially Segregated
             Segregated Lease Terminated and Case Closed

Based on an application to modify WYODAK's LMU, a part of Federal coal lease WYW0313668 identified below is included in WYODAK's LMU. The part of Federal coal lease WYW0313668 not included in WYODAK's LMU also identified below is segregated into a separate lease assigned serial number WYW141918. The diligence date for the segregated lease was October 1, 1995, and production on the segregated lease is not occurring. Also, the segregated lease is not held by production within an LMU. Therefore the segregated lease WYW141918 is terminated and the case is closed effective June 1, 1997.

The part of Federal coal lease WYW0313668, to be included in WYODAK's LMU, as modified, is:

  T.  50 N.,   R. 71 W.,         6th P.M.,        Wyoming
   Sec. 8:                S2;
   Sec. 9:                W2;
   Sec. 17:               All;
   Sec. 20:               N2NE.

  Containing 1,360.00 acres.

The part of Federal coal lease WYW0313668, to be excluded from WYODAK's LMU now under serial number WYW141918 and terminated effective June 1, 1997, is:

  T. 50 N.,     R. 71 W.,          6th P.M.,        Wyoming
   Sec. 8:              N2;
   Sec. 20:             S2NE, N2NW and SWNW.

  Containing 520.00 acres.

              Leases Segregated From Logical Mining Unit
                  Leases Terminated and Cases Closed

In addition to the above, a modification of WYODAK's LMU to exclude Federal coal leases WYW78630 and WYW85379 was filed. Also filed was a request for simultaneous approval of the LMU modification along with approval of the assignment of WYW0313668 from KM to WYODAK. Therefore, the following leases affecting the lands identified are segregated from WYODAK's LMU. The diligence date for Federal coal lease WYW78630 was March 1, 1992. The diligence date for Federal coal lease WYW85379 was June 1, 1992. The lease diligence production requirements have not been met and the leases are not being held by LMU production. Therefore, the leases are terminated and the cases are closed effective June 1, 1997.

  WYW78630:

  T.    50 N.,       R. 71 W.,           6th P.M.,  Wyoming
         Sec. 34:           S2N2 and SW.

         Containing 320.00 acres.

  WYW85379:

  T.     50 N.,       R. 71 W.,          6th P.M.,  Wyoming
   Sec. 27:        E2SW and SWSE;
   Sec. 34:        N2NE and NENW.

  Containing 240.00 acres.

                  Individual Lease Bonds Terminated

The periods of liability for the individual lease bonds set out below are terminated effective June 1, 1997, the effective date of termination of Federal coal leases WYW78630 and WYW85379.

  Lease                                           Bond
Serial Number               Surety                Number           Amount

WYW78630           The Travelers Indemnity     464F383-0            $5,000
                         Company

WYW85379           The Travelers Indemnity     464F076-9            $5,000



The following fee coal lands are also excluded from WYODAK's LMU by the modification:

  T.        50 N.,      R. 71 W.,         6th P.M.,      Wyoming
                  Sec. 27:         SWNW;

  Containing 40.00 acres.

Effective June 1, 1997, WYODAK's LMU, as modified, now consists of the following lands included in Federal coal leases WYW073289, WYW0111833, WYW0313666, WYW0313668, a part of State of Wyoming coal lease O-26651, fee coal and unleased Federal coal:

  T.       50 N.,       R. 71 W.,          6th P.M.,        Wyoming
   Sec. 8:         S2;
   Sec. 9:         All; **
   Sec. 10:        S2SW;
   Sec. 15:        W2E2 and W2;
   Sec. 16:        N2 and SE;
   Sec. 17:        All;
   Sec. 20:        N2NE;
   Sec. 21:        N2, N2N2N2SW, SESW, NESE, SWSE, and S2SESE;
   Sec. 22:        W2NE, NW, N2NESW, NWSW, S2S2SW, E2SE, N2NWSE,
                   N2S2NWSE, S2S2SWSE;
   Sec. 28:        NE, E2NW, SWNW, SW, N2SE and SWSE.

  Containing 4,220.00 acres.

  **Please Note: The E2 of Section 9, T. 50 N., R. 71 W., contains unleased Federal coal.  The Casper District
                 Office, Bureau of Land Management, determined there were no recoverable coal reserves in the E2 of Section 9, T. 50 N., R. 71 W. A copy of the approved modified LMU document is attached for WYODAK. Attached to the modified LMU document is a sealed envelope containing
                 "privileged/confidential" information to be opened only by authorized personnel of WYODAK.

                                       /s/

2 Attachments:
  1 - Approved Assignment Document
  2 - WYODAK Mine LMU, As Modified, Document w/"Privileged/Confidential" Information in a Sealed
      Envelope